Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF

IN RE:			}	CASE NUMBER
			}	13-11456
}
}
}
DEBTOR(S)	GMX Resources Inc.		}	CHAPTER 11

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD
	FROM	October 1, 2013	TO	October 31, 2013

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ William H. Hoch
Attorney for Debtor's Signature

Debtor's Address and Phone Number:	Attorney's Address and Phone Number:
GMX Resources Inc.	Crowe & Dunlevy
9400 N. Broadway, Suite 600	20 North Broadway, Suite 1800
Oklahoma City, OK 73114	Oklahoma City, OK 73102
405-600-0711	405-235-7700

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.

1.	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2.	Initial Filing Requirements
3.	Frequently Asked Questions (FAQs)

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING October 1, 2013 AND ENDING October 31, 2013

Name of Debtor: GMX Resources Inc.     Case Number 13-11456
Date of Petition: April 1, 2013

		CURRENT MONTH	CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD	4,235,971	945,484
2.	RECEIPTS:
	A. Cash Sales	—	—
	Minus: Cash Refunds	—	—
	Net Cash Sales	—	—
	B. Accounts Receivable	4,208,655	41,863,600
	C. Other Receipts (See MOR-3)	70,387	11,283,934
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)	4,279,042	53,147,534
4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	8,515,013	54,093,018
5.	DISBURSEMENTS
	A. Advertising	—	—
	B. Bank Charges	1,185	15,310
	C. Contract Labor	103,967	493,348
	D. Fixed Asset Payments (not incl. in “N”)	363,010	6,204,679
	E. Insurance	99,723	1,734,082
	F. Inventory Payments (See Attach. 2)	—	36,838
	G. Leases	440,241	3,957,812
	H. Manufacturing Supplies	—	—
	I. Office Supplies	153,181	517,482
	J. Payroll - Net (See Attachment 4B)	824,493	3,264,316
	K. Professional Fees (Accounting & Legal)	608,848	7,881,051
	L. Rent	89,545	545,549
	M. Repairs & Maintenance	5,274	88,024
	N. Secured Creditor Payments (See Attach. 2)	618,784	3,999,840
	O. Taxes Paid - Payroll (See Attachment 4C)	399,470	1,301,886
	P. Taxes Paid - Sales & Use (See Attachment 4C)	—	4,408
	Q. Taxes Paid - Other (See Attachment 4C)	2,235	22,916
	R. Telephone	28,876	137,612
	S. Travel & Entertainment	3,077	62,603
	T. U.S. Trustee Quarterly Fees	—	8,125
	U. Utilities	200	133,433
	V. Vehicle Expenses	5,694	10,351
	W. Other Operating Expenses (See MOR-3)	3,220,920	22,127,063
6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)	6,968,723	52,546,728
7.	ENDING BALANCE (Line 4 Minus Line 6)	1,546,290	1,546,290

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 22nd day of November, 2013	/s/ Michael J. Rohleder
Michael J. Rohleder, President

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	CURRENT MONTH	CUMULATIVE PETITION TO DATE
Debtor In Possession ("DIP") Loan	$—	$9,540,000
Cash distribution from Endeavor Gathering LLC	52,600	903,930
Return of excess insurance deposit	—	212,348
Receipt of state tax credits	3,391	61,231
Settlement from SemCrude bankruptcy	—	88,944
Miscellaneous refunds and receipts	14,396	477,481
Total	$70,387	$11,283,934

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount (1)	Source of Funds	Purpose	Repayment Schedule
N/A

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	CURRENT MONTH	Previous Month(s)	CUMULATIVE PETITION TO DATE
Return of erroneous joint interest payment received	—	621,265	621,265
Monthly gathering and transportation fee to Endeavor Gathering	1,406,423	3,183,256	4,589,679
Reimbursement to Endeavor Pipeline	750,575	4,326,721	5,077,296
Settlement of hedges	—	1,808,593	1,808,593
Volumetric production payment	—	857,840	857,840
Monthly distribution to royalty and working interest owners	987,052	7,515,568	8,502,620
Miscellaneous disbursements	76,870	592,900	669,770
Total	3,220,920	18,906,143	22,127,063

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement. See Exhibit I Attached

MOR-3

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
Name of Debtor: GMX Resources Inc. Case Number: 13-11456
Reporting Period beginning October 1, 2013 Period ending October 31, 2013
ACCOUNTS RECEIVABLE AT PETITION DATE: $50,089,238
ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

	Oil & Gas Sales	Joint Interest Billing	Other Accounts Receivable (1)	Intercompany Receivable/Payable (2)	Total
Beginning of Month Balance (a)	$7,438,022	$636,440	$(75,081)	$21,013,924	$29,013,305
Plus: Current Month New Billings	$1,296,171	$108,747	$27,657	$3,310,184	$4,742,759
Minus: Collection During Month (b)	$(4,018,087)	$(90,568)	$—	$(100,000)	$(4,208,655)
Minus: Revenue Netting	$—	$(26,360)	$—	$—	$(26,360)
Plus/Minus: Adjustments or Writeoffs	$—	$(27,973)	$—	$—	$(27,973)
End of Month Balance (c)	$4,716,106	$600,286	$(47,424)	$24,224,108	$29,493,076
(1) Other Accounts Receivable contains Accounts Receivable due from a third party involving the Cotton Valley asset sale, and other Miscellaneous Receivables.
(2) Intercompany Receivable/Payable includes amounts due to or due from Endeavor Gathering LLC, which is a subsidiary of the Company that is not part of the consolidated bankruptcy filing.
*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:
Adjustment of $27,974 due to write-offs of bad debt related to joint interest billing.
POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total
Oil & Gas Sales - For the current reporting month	$2,757,928	$1,482,617	$—	$—	$4,240,545
Joint Interest Billing	$30,815	$19,593	$3,808	$176,339	$230,555
Other Accounts Receivable	$—	$—	$—	$—	$—
Intercompany Receivable/Payable	$197,868	$142,455	$11,054	$2,680,042	$3,031,419

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status
See Exhibit VI	See Exhibit VI	See Exhibit VI

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-4

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning October 1, 2013 Period ending October 31, 2013

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount (b)
See note below
See Exhibit II attached. Note that the listing does not include accruals for invoices not yet received as of the closing of the financial statements for the current month.

☑ Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation. The Company was given the authority to pay approximately $6.9 million in pre-petition debts. The court order providing authorization to pay these debts was previously provided with the filing of the April 2013 operating report. See Exhibit III attached, which is the schedule of pre-petition debts paid in the current reporting period.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance (a)	$3,018,845
PLUS: New Indebtedness Incurred This Month	5,851,062
MINUS: Amount Paid on Post Petition Accounts Payable This Month	(5,204,853)
PLUS/MINUS: Adjustments *	(44,402)
Ending Month Balance (c)	$3,620,652

*For any adjustments provide explanation and supporting documentation, if applicable. Adjustment represents exchange of interest in the Pojorlie. This exchange of interest in the Pojorie was made in conformity with the order Dkt No. 689 of the United States Bankruptcy Court for the Western District of Oklahoma, the Honorable Sarah A. Hall presiding (the "Court"), granting the request to compromise controversy between the Debtor's and Continental Resources, Inc. wherein this exchange was approved by the Court as part of that compromise.

MOR-5

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/Lessor	Date Payment Due This Month	Amount Paid This Month	Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
DIP Loan Agreement Interest and Commitment Fee	10/31/2013	$516,667	$—	$—

TOTAL (d)		$516,667

(a)This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-6

ATTACHMENT 3
INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning October 1, 2013 Period ending October 31, 2013

INVENTORY REPORT

	Inventory Balance at Petition Date	Inventory Balance @ Beginning of Month	Inventory Purchased During the Month	Inventory Used	Adjustments	Ending Inventory
Material Inventories	$3,299,079	$3,162,530	$4,323	$—	$—	$3,166,853
Oil Inventory	$69,600	$25,673	$21,546	$—	$—	$47,219
Total Inventory	$3,368,679	$3,206,323	$25,869	$—	$—	$3,214,072

METHOD OF COSTING INVENTORY: Method of Costing Inventory: Inventory consist of Materials used to maintain on Oil & Gas properties and crude oil in tanks. The cost of materials are based upon the purchase price of the item using FIFO method of valuation. Cost of Oil Inventory is based upon the lifting cost of producing the oil.
*For any adjustments or write-downs provide explanation and supporting documentation, if applicable. N/A

INVENTORY AGING
Note: This section is not applicable. Other than oil in tanks, which is sold on a daily or weekly basis, the Company's inventory is held for oil and gas properties and not for resale.

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete	Total Inventory
N/A - See Note Above	N/A - See Note Above	N/A - See Note Above	N/A - See Note Above	$3,214,072
* Aging Percentages must equal 100%.
☐ Check here if inventory contains perishable items.
Description of Obsolete Inventory: N/A
FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE (b): Fair market value of fixed assets at petition date is not available.
(Includes Property, Plant and Equipment)
BRIEF DESCRIPTION (First Report Only): Fixed assets include the Company's oil and natural gas properties, pipeline and related facilities, drilling rigs, machinery and equipment, buildings, leasehold improvements, office equipment and land.

Fixed Asset Reconciliation:
Fixed Asset Book Value at Beginning of Month (a) (b)	$245,129,450
Minus: Depreciation Expense	(990,139)
Plus: New Purchases	1,338,582
Plus/Minus: Adjustments or Write-downs *	(4,427,469)
Ending Monthly Balance	$241,050,424
*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable. Adjustment of $4,427,469 represents exchange of interest in the Pojorlie. This exchange of interest in the Pojorie was made in conformity with the order Dkt No. 689 of the United States Bankruptcy Court for the Western District of Oklahoma, the Honorable Sarah A. Hall presiding (the "Court"), granting the request to compromise controversy between the Debtor's and Continental Resources, Inc. wherein this exchange was approved by the Court as part of that compromise.
BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD: Capitalized interest, leasehold costs, capitalized G&A, intangible drilling costs, and well equipment.
(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.

MOR-7

(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-8

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning October 1, 2013 Period ending October 31, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity (See Exhibit V). A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

Name of Bank:	Capital One Bank	Branch:	N/A
Account Name:	GMX Resources Inc. Operating Account and Controlled Disbursement Account	Account Number:	XXXXXX7607 (Operating and Sweep Account) XXXXX1752 (Disbursements Account)

PURPOSE OF ACCOUNT: OPERATING

Ending Balance per Bank Statement	$1,939,344
Plus: Total Amount of Outstanding Deposits	—
Minus: Total Amount of Outstanding Checks and Other Debits *	(445,139)
Minus Service Charges	—
Ending Balance per Check Register **(a)	$1,494,205

*Debit cards are used by: N/A

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement

N/A - No disbursements were paid in Cash

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$____N/A________Transferred to Payroll Account
$____N/A________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-9

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning October 1, 2013 Period ending October 31, 2013

NAME OF BANK: Capital One Bank BRANCH: N/A

ACCOUNT NAME: GMX Resources Inc. Operating Account and Controlled Disbursement Account

ACCOUNT NUMBER: XXXXXX7607 (Operating and Sweep Account)
XXXXX1752 (Disbursements Account)

PURPOSE OF ACCOUNT: OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

See Exhibit IV

TOTAL	$

MOR-10

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning October 1, 2013 Period ending October 31, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

Note: The Company uses a payroll service (Paylocity) to provide payroll and does not have a separate payroll account. Total bi-weekly payroll amounts for the Company are drafted from the operating account by the payroll service and those withdrawals are included in the disbursements section of the Company's operating account.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A ACCOUNT NUMBER: N/A
PURPOSE OF ACCOUNT: PAYROLL

Ending Balance per Bank Statement                $ N/A

Plus Total Amount of Outstanding Deposits	$ N/A

Minus Total Amount of Outstanding Checks and other debits	$ N/A *

Minus Service Charges	$ N/A
Ending Balance per Check Register                $ N/A **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A
The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-payroll disbursements were made from this account:

Date Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-11

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning October 1, 2013 Period ending October 31, 2013

Note: The Company uses a payroll service (Paylocity) to service payroll and does not have a separate payroll account. The total funds are drafted from the operating account by the payroll service and those withdrawals are included in the disbursements section of the Company's operating account.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A

ACCOUNT NUMBER: N/A

PURPOSE OF ACCOUNT: PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE             AMOUNT

N/A

TOTAL	$

MOR-12

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning October 1, 2013 Period ending October 31, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

Note: The Company does not have a separate bank account related to taxes. Taxes are withdrawn from the Company's operating account. See "Attachment 5c" below for taxes paid and "Attachment 6" below for taxes owed and due for the period.

NAME OF BANK: N/A     BRANCH: N/A

ACCOUNT NAME: N/A     ACCOUNT NUMBER: N/A

PURPOSE OF ACCOUNT: TAX

Ending Balance per Bank Statement	$ N/A
Plus Total Amount of Outstanding Deposits        $ N/A
Minus Total Amount of Oustanding Checks and other debits $ N/A *
Minus Service Charges                    $ N/A
Ending Balance per Check Register                    $ N/A **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by
United States Trustee)

Date	Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-tax disbursements were made from this account:

Date	Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-13

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning October 1, 2013 Period ending October 31, 2013

Note: The Company does not have a separate check register related to taxes. Taxes are withdrawn from the Company's operating account. See below for taxes paid and "Attachment 6" below for taxes owed and due for the period.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A ACCOUNT # N/A

PURPOSE OF ACCOUNT: TAX

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

N/A

TOTAL	(d)
SUMMARY OF TAXES PAID

Payroll Taxes Paid (a)	$399,470
Sales & Use Taxes Paid (b)	—
Other Taxes Paid (c)	2,235
Total (d)	$401,705

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
(Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-14

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
Morgan Stanley Money Market Account	N/A	N/A	N/A	$50,034
Total (a)				$50,034

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)	(Column 4)
Location of Box/Account	Maximum Amount of Cash in Drawer/Acct	Amount of Petty Cash on Hand at End of Month	Difference between (Column 2) and (Column 3)
Oklahoma City Office	N/A	$59	N/A
Total (b)		$59

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation:

N/A

Total Investments Accounts and Petty Cash (a + b) (c)	$50,093

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-15

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning October 1, 2013 Period ending October 31, 2013

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return File	Tax Return Period
Texas State Comptroller	11/20/2013	Production & Severance Tax	$3,204	10/21/2013	September 2013
Texas State Comptroller	12/20/2013	Estimated Production & Severance Tax	$1,822	10/21/2013	October 2013
Barber County Treasurer	1/31/2014	Estimated Ad Valorem Taxes	$666	No filings - Billed from County	Year of 2013
Brazos County	1/31/2014	Ad Valorem Taxes	$17.62	4/15/2013	Year of 2013
Cass County Tax Collector	1/31/2014	Ad Valorem Taxes	$461	4/15/2013	Year of 2013
Harrision Central	1/31/2014	Estimated Ad Valorem Taxes	$1,290,289	4/15/2013	Year of 2013
Harrision County	1/31/2014	Estimated Ad Valorem Taxes	$262,500	4/15/2013	Year of 2013
Marion County, Karen Jones	1/31/2014	Estimated Ad Valorem Taxes	$5,140	4/15/2013	Year of 2013
Panola County Clerk - Tax Assesor	1/31/2014	Ad Valorem Taxes	$5,980	4/15/2013	Year of 2013
Louisiana Dept of Revenue		Estimated 2012 Income Tax	$500	Not yet filed.	Year of 2012
Total			$1,570,580

MOR-16

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning October 1, 2013 Period ending October 31, 2013

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Description	Amount Paid	Company
Michael Rohleder	President	Salary	$32,454	GMX
James Merrill	Chief Financial Officer	Salary	$25,840	GMX
Gary Jackson	Executive Vice President Land	Salary	$25,000	GMX
		Gas Allowance	$1,750	GMX
Harry Stahel	Executive Vice President Finance	Salary	$23,077	GMX
Steve Craig	Director	Director fee	$4,167	GMX
Jon "Tucker" McHugh	Director	Director fee	$4,167	GMX

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	41	—
Number hired during the period	—	—
Number terminated or resigned during the period	2	—
Number of employees on payroll at end of period	39	—

MOR-17

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Premium Due Date
Chubb Group of Insurance Companies (Federal Insurance Company) 15 Mountain View Road Warren NJ 07059	908-903-2000	35863507	Insurance policy covering property, general liability, inland marine, pollution, commercial auto and umbrella liability	2/17/2014	N/A, all premiums have been paid in full
Great American Insurance Company 301 E. 4th Street Cincinnati, OH 45202	513-369-5000	IMP847592804	Insurance Policy covering equipment floater on owned pipe	2/17/2014	N/A, all premiums have been paid in full
First Mercury Insurance Company 26600 Telegraph Road Southfield MI 48033	248-358-4010	TXEX000000598201	Insurance policy covering commerical excess liability	2/17/2014	N/A, all premiums have been paid in full
National Union Fire Ins. Co. C/O Chartis 175 Water Street, 9th Floor NY, NY 10038	212-770-7000	17180256	Directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
US Speciality Insurance Company 8144 Walnut Hill Lane Dallas TX 75231	713-744-3700	14MGU13A28644	Excess directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
Zurich American Insurance Co. 1400 American Lane Schaumburg, IL 60195	1-800-987-3373	WC9280982	Workers compensation and employers liability	12/22/2013	N/A, all premiums have been paid in full
Travelers Casualty and Surety Company of America One Town Square, Hartford, CT 06183	1-800-842-5075	105536833	Crime, fidelity insurance, employment practices & fiduciary liability	12/22/2013	N/A, all premiums have been paid in full

MOR-18

Lincoln National Life Insurance Company 8801 Indian Hills Drive Omaha NE 68114	402-361-7300	403001143	Group term life; accidental death & dismemberment and short-term disability	10/31/2013	N/A, all premiums have been paid in full
Vision Services Plan, Inc. Oklahoma	918-398-2600	30010641	Employee vision insurance	10/31/2013	N/A, all premiums have been paid in full
BlueCross BlueShield of Oklahoma	1-800-942-5837	Y01585	Group health insurance	10/31/2013	N/A, all premiums have been paid in full
Delta Dental	405-607-2100	939600001	Group dental insurance	10/31/2013	N/A, all premiums have been paid in full

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse
Operators extra expense policy	8/8/2013	N/A	Not currently drilling

Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-19

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

N/A for this period

We filed a Plan of Reorganization and Disclosure Statement on October 23, 2013.

MOR-20

Exhibit I
GMX Resources Inc.
Balance Sheet

ASSETS	October 31, 2013
CURRENT ASSETS:
Cash and cash equivalents	$1,546,290
Short term investments	—
Accounts receivable - interest owners	552,862
Accounts receivable - oil and natural gas revenues	4,716,106
Accounts receivable - intercompany	24,224,108
Inventories	47,218
Prepaid expenses and deposits	2,306,874
Assets held for sale	409,579
Total current assets	33,803,037

OIL AND NATURAL GAS PROPERTIES, BASED ON THE FULL COST METHOD
Properties being amortized	702,073,598
Properties not subject to amortization	140,810,949
Less accumulated depreciation, depletion and impairment	(614,153,980)
228,730,567

PROPERTY AND EQUIPMENT, AT COST, NET	12,319,857
DERIVATIVE INSTRUMENTS	—
OTHER ASSETS	8,979,817
INVESTMENT IN SUB/INTERCOMPANY	27,334,990
TOTAL ASSETS	$311,168,268

LIABILITIES AND SHAREHOLDERS' EQUITY	October 31, 2013
CURRENT LIABILITIES
Accounts payable	$18,815,347
Accounts payable - intercompany	13,451,095
Other accrued expenses	11,559,532
Accrued interest	40,139,996
Revenue distribution payable	2,173,248
Short-term derivative instruments	—
Current maturities of long-term debt	10,025,750
Total current liabilities	96,164,968

LONG-TERM DEBT, LESS CURRENT MATURITIES	412,239,073
OTHER LIABILITIES	2,123,611

SHAREHOLDERS' EQUITY
9.25% Series B Cumulative Preferred Stock	3,177
Common Stock	98,062
Additional paid-in capital	718,728,654
Retained earnings (Accumulated deficit)	(918,663,414)
Accumulated other comprehensive income, net of taxes	474,137
Total GMX shareholders' equity	(199,359,384)
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$311,168,268

MOR-21

GMX Resources Inc.
Income Statement

October 31, 2013

O&G sales	$1,636,533
Derivatives	374,747
TOTAL REVENUES	2,011,280

COSTS AND EXPENSES
Lease operating	601,401
Production taxes	51,557
Depreciation, depletion and amortization	998,489
General and administrative	1,183,353
Total expenses	2,834,800

OPERATING INCOME (LOSS)	(823,520)

NON-OPERATING INCOME (EXPENSE)
Interest expense	(3,726,294)
Interest and other income	198
Unrealized gains on derivatives	—
Total non-operating expense	(3,726,096)

Income (loss) before income taxes	(4,549,616)

PROVISION (BENEFIT) FOR INCOME TAXES	127,414

NET INCOME (LOSS)	(4,677,030)
Net income attributable to noncontrolling interest	72,765

NET INCOME APPLICABLE TO GMX	(4,749,795)
Preferred stock dividends	612,183

NET INCOME (LOSS) APPLICABLE TO COMMON SHAREHOLDERS	$(5,361,978)

MOR-22

Post Petition Accounts Payable in the Current Reporting Month

Exhibit II

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
4/1/2013	213	Globenewswire, Inc	Investor and Director Expense	$3,750.00
4/2/2013	212	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00
4/22/2013	192	SUPER HEATERS OF NORTH DAKOTA,	8.8 Intang Completion Costs	25,032.00
4/30/2013	184	Netjets Aviation, Inc	Travel Meals & Entertainment	701.50
5/1/2013	183	Globenewswire, Inc	Investor and Director Expense	3,750.00
5/1/2013	183	Moody's Investors Service	Consulting and Prof Fees	14,500.00
5/2/2013	182	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00
5/6/2013	178	Gulf States Transmission Corp	Gas Transportation	23,405.00
5/8/2013	176	Devon Energy Production Co. LP	8/8 Lease Operating Expense	965.50
5/11/2013	173	GREENLIGHT ENERGY SERVICES	8.8 Workover Expense	400.00
5/13/2013	171	GREENLIGHT ENERGY SERVICES	8.8 Workover Expense	1,107.75
5/15/2013	169	Bank Of America Lockbox Serv.	Gas Marketing	30,000.00
5/16/2013	168	Regency Intrastate Gas LP	Gas Transportation	450,000.00
5/19/2013	165	GREENLIGHT ENERGY SERVICES	8.8 Intang Completion Costs	1,846.25
5/20/2013	164	Estill, Hardwick, Gable Hall	Consulting and Prof Fees	6,264.00
5/23/2013	161	GREENLIGHT ENERGY SERVICES	8.8 Intang Completion Costs	1,477.00
6/3/2013	150	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00
6/6/2013	147	Netjets Aviation, Inc	Travel Meals & Entertainment	(17,744.92)
6/7/2013	146	Devon Energy Production Co. LP	8/8 Lease Operating Expense	1,024.43
6/7/2013	146	Looper Reed & McGraw P.C.	Consulting and Prof Fees	13,613.10

MOR-23

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
6/11/2013	142	Bob's Oilfield Service, Inc.	8.8 Workover Expense	3,652.00
6/11/2013	142	Gulf States Transmission Corp	Gas Transportation	23,405.00
6/15/2013	138	PAT'S OFFROAD, INC.	8.8 Workover Expense	780.00
6/17/2013	136	Bob's Oilfield Service, Inc.	8.8 Workover Expense	1,480.00
6/17/2013	136	Bob's Oilfield Service, Inc.	8/8 Lease Operating Expense	94.00
6/17/2013	136	Regency Intrastate Gas LP	Gas Transportation	465,000.00
6/18/2013	135	Bob's Oilfield Service, Inc.	8.8 Workover Expense	1,685.00
6/18/2013	135	Estill, Hardwick, Gable Hall	Consulting and Prof Fees	5,201.90
6/19/2013	134	Bob's Oilfield Service, Inc.	8.8 Workover Expense	1,349.50
6/20/2013	133	Looper Reed & McGraw P.C.	Consulting and Prof Fees	51,086.20
6/24/2013	129	Bank Of America Lockbox Serv.	Gas Marketing	31,000.00
6/26/2013	127	Gene Myers, of G&J Myers	Rent and Utilities	5,000.00
6/28/2013	125	BASIN TUBIN' TESTIN'	8.8 Workover Expense	3,106.00
6/30/2013	123	EASYLINK SERVICES	Telecomm and Computing	(95.20)
7/2/2013	121	Netjets Aviation, Inc	Travel Meals & Entertainment	29,418.00
7/3/2013	120	Bob's Oilfield Service, Inc.	8.8 Workover Expense	759.78
7/5/2013	118	Devon Energy Production Co. LP	8/8 Lease Operating Expense	886.52
7/9/2013	114	Bank Of America Lockbox Serv.	Gas Marketing	30,000.00
7/9/2013	114	Gulf States Transmission Corp	Gas Transportation	23,405.00
7/10/2013	113	Globenewswire, Inc	Investor and Director Expense	7,500.00
7/11/2013	112	MCKENZIE ELECTRIC	8.8 Tang Completion Cost	62,700.00
7/16/2013	107	Bob's Oilfield Service, Inc.	8.8 Workover Expense	557.76
7/17/2013	106	Estill, Hardwick, Gable Hall	Consulting and Prof Fees	4,543.80

MOR-24

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
7/19/2013	104	CONWAY MACKENZIE, INC.	Consulting and Prof Fees	63,388.10
7/24/2013	99	Looper Reed & McGraw P.C.	Consulting and Prof Fees	48,753.30
7/25/2013	98	Regency Intrastate Gas LP	Gas Transportation	450,000.00
7/25/2013	98	Talon Tools & Testing LP	8.8 Workover Expense	2,388.30
7/31/2013	92	EASYLINK SERVICES	Telecomm and Computing	(83.30)
8/1/2013	91	Globenewswire, Inc	Investor and Director Expense	3,750.00
8/7/2013	85	Devon Energy Production Co. LP	8/8 Lease Operating Expense	884.00
8/9/2013	83	Pitney Bowes Purchase Power	General Office Expense	(11.41)
8/13/2013	79	CONWAY MACKENZIE, INC.	Consulting and Prof Fees	62,949.31
8/14/2013	78	Total Control Inc.	8.8 Workover Expense	1,150.00
8/16/2013	76	Andrews Kurth, LLP	Consulting and Prof Fees	45,289.50
8/19/2013	73	Crowe & Dunlevy, P.C.	Consulting and Prof Fees	6,711.80
8/19/2013	73	Flow-Zone LLC	Materials Inventory	561.96
8/19/2013	73	Jefferies & Company, Inc.	Consulting and Prof Fees	25,000.00
8/20/2013	72	C & D OILFIELD SERVICES, INC.	8/8 Lease Operating Expense	2,877.50
8/21/2013	71	James Oil Well Service, Inc.	8.8 Workover Expense	1,610.50
8/21/2013	71	James Oil Well Service, Inc.	8/8 Lease Operating Expense	223.50
8/22/2013	70	James Oil Well Service, Inc.	8.8 Workover Expense	2,849.00
8/23/2013	69	CONWAY MACKENZIE, INC.	Consulting and Prof Fees	50,010.45
8/23/2013	69	James Oil Well Service, Inc.	8.8 Workover Expense	2,595.25
8/25/2013	67	Pitney Bowes Purchase Power	General Office Expense	(313.24)
8/26/2013	66	James Oil Well Service, Inc.	8.8 Workover Expense	1,364.38
8/27/2013	65	James Oil Well Service, Inc.	8.8 Non-producing LH Costs	2,251.63

MOR-25

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
8/27/2013	65	Mimecast North America, Inc.	Telecomm and Computing	1,300.00
8/27/2013	65	Total Control Inc.	8.8 Workover Expense	725.00
8/29/2013	63	BSP ENERGY, LLC	8.8 Workover Expense	4,550.00
8/29/2013	63	JOHNSON CHERRY CREEK, LLC	General Office Expense	3,578.79
8/31/2013	61	Netjets Aviation, Inc	Travel Meals & Entertainment	(95,233.04)
9/3/2013	58	Dillco Fluid Service, Inc.	8.8 Workover Expense	1,050.00
9/3/2013	58	Pitney Bowes Purchase Power	General Office Expense	(300.00)
9/3/2013	58	Total Control Inc.	8/8 Lease Operating Expense	472.50
9/4/2013	57	Dillco Fluid Service, Inc.	8.8 Workover Expense	1,130.00
9/5/2013	56	Dillco Fluid Service, Inc.	8.8 Workover Expense	750.00
9/5/2013	56	James Oil Well Service, Inc.	8.8 Workover Expense	989.81
9/6/2013	55	Dillco Fluid Service, Inc.	8.8 Workover Expense	1,950.00
9/9/2013	52	Enviro Clean Services, LLC	8/8 Lease Operating Expense	790.00
9/10/2013	51	BSP ENERGY, LLC	8.8 Workover Expense	1,000.00
9/10/2013	51	James Oil Well Service, Inc.	8/8 Lease Operating Expense	223.50
9/10/2013	51	Smith Operating & Management	8/8 Lease Operating Expense	3,778.10
9/11/2013	50	Dillco Fluid Service, Inc.	8.8 Workover Expense	700.00
9/11/2013	50	James Oil Well Service, Inc.	8.8 Workover Expense	1,429.13
9/12/2013	49	James Oil Well Service, Inc.	8.8 Workover Expense	1,905.25
9/12/2013	49	James Oil Well Service, Inc.	8/8 Lease Operating Expense	48.00
9/13/2013	48	James Oil Well Service, Inc.	8.8 Workover Expense	1,636.25
9/15/2013	46	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	3,600.75
9/15/2013	46	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	1,346.25

MOR-26

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
9/16/2013	45	James Oil Well Service, Inc.	8.8 Workover Expense	1,487.50
9/16/2013	45	Shred-It USA, Inc.	General Office Expense	102.60
9/16/2013	45	Sullivan Land Resources, Inc.	8.8 Non-producing LH Costs	337.50
9/17/2013	44	Fastenal Company	Operating Expense - Pipeline	32.67
9/17/2013	44	Fowler Transportation, LTD.	Operating Expense - Pipeline	1,490.40
9/17/2013	44	GEOPLANE SERVICES	General Office Expense	330.83
9/17/2013	44	James Oil Well Service, Inc.	8.8 Workover Expense	3,965.63
9/17/2013	44	James Oil Well Service, Inc.	8/8 Lease Operating Expense	48.00
9/19/2013	42	ALL COPY PRODUCTS, INC.	General Office Expense	64.57
9/19/2013	42	Crowe & Dunlevy, P.C.	Consulting and Prof Fees	5,418.70
9/19/2013	42	Industrial Electric	8/8 Lease Operating Expense	352.05
9/19/2013	42	James P. Hill Distributor Inc.	Operating Expense - Pipeline	(734.83)
9/19/2013	42	Shred-It USA, Inc.	General Office Expense	66.81
9/20/2013	41	Fastenal Company	Operating Expense - Pipeline	38.16
9/20/2013	41	Jefferies & Company, Inc.	Consulting and Prof Fees	25,000.00
9/20/2013	41	Nicholson Contractors LLC	8.8 Workover Expense	3,056.19
9/22/2013	39	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	5,429.25
9/22/2013	39	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	1,939.50
9/23/2013	38	Andrews Kurth, LLP	Consulting and Prof Fees	50,586.10
9/23/2013	38	Denny's Electric and Motor	8.8 Workover Expense	1,020.70
9/24/2013	37	DCP Midstream, LP	Accounts Receivable	20.37
9/24/2013	37	James Oil Well Service, Inc.	8/8 Lease Operating Expense	297.50
9/24/2013	37	James P. Hill Distributor Inc.	Operating Expense - Pipeline	3,451.72

MOR-27

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
9/24/2013	37	Shred-It USA, Inc.	General Office Expense	102.60
9/24/2013	37	WEBFILINGS	Telecomm and Computing	862.50
9/25/2013	36	Flow-Zone LLC	Materials Inventory	2,612.12
9/26/2013	35	DAIOHS, USA Inc	Travel Meals & Entertainment	143.13
9/26/2013	35	Fidelity Expl. & Prod. Company	8/8 Lease Operating Expense	14,525.20
9/27/2013	34	BP CORPORATION NORTH AMERICA	Commodity Swaps	53,236.67
9/27/2013	34	DELTA CONSTRUCTORS, LLC	8.8 Tang Completion Cost	22,299.50
9/27/2013	34	Flow-Zone LLC	Accounts Receivable	55.16
9/27/2013	34	Flow-Zone LLC	Materials Inventory	402.26
9/27/2013	34	Globe Energy Services, LLC	8/8 Lease Operating Expense	5,327.10
9/27/2013	34	Globe Energy Services, LLC	Operating Expense - Pipeline	326.00
9/27/2013	34	Mclain-Chitwood Office Prods	General Office Expense	86.49
9/27/2013	34	Randy Williams	Travel Meals & Entertainment	86.70
9/27/2013	34	Sullivan Land Resources, Inc.	8.8 Non-producing LH Costs	900.00
9/30/2013	31	C & D OILFIELD SERVICES, INC.	8/8 Lease Operating Expense	415.00
9/30/2013	31	Danlin Industries Corporation	8/8 Lease Operating Expense	16,401.29
9/30/2013	31	Danlin Industries Corporation	Operating Expense - Pipeline	1,216.56
9/30/2013	31	EASYLINK SERVICES	Telecomm and Computing	(59.50)
9/30/2013	31	Elite Power LLC	8/8 Lease Operating Expense	23,598.75
9/30/2013	31	Elynx Technologies, LLC	8.8 Workover Expense	1,323.61
9/30/2013	31	Enable Midstream Partners, LP	Intercompany Accounts	1,476.68
9/30/2013	31	EPIQ BANKRUPTCY SOLUTIONS	Consulting and Prof Fees	35,782.36
9/30/2013	31	Globe Energy Services, LLC	8/8 Lease Operating Expense	3,403.50

MOR-28

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
9/30/2013	31	Globe Energy Services, LLC	Operating Expense - Pipeline	3,110.25
9/30/2013	31	Globenewswire, Inc	Investor and Director Expense	3,750.00
9/30/2013	31	HPC Acquisition Corp.	8/8 Lease Operating Expense	6,443.33
9/30/2013	31	IHS Global Inc.	Telecomm and Computing	34.00
9/30/2013	31	Jonathan T. Hansen	Consulting and Prof Fees	500.00
9/30/2013	31	Largo Gas Compression, Inc.	Operating Expense - Pipeline	1,500.00
9/30/2013	31	MCKENZIE ELECTRIC	8/8 Lease Operating Expense	1,426.16
9/30/2013	31	Phillip L. Lakin	8.8 Geological & Geophysical	4,337.91
9/30/2013	31	Shred-It USA, Inc.	General Office Expense	102.60
9/30/2013	31	Solium Capital LLC	Telecomm and Computing	1,148.42
9/30/2013	31	Thurmond-McGlothlin, Inc.	8/8 Lease Operating Expense	320.00
9/30/2013	31	Thurmond-McGlothlin, Inc.	Operating Expense - Pipeline	160.00
9/30/2013	31	WellEz Information	8.8 Workover Expense	1,350.00
10/1/2013	30	Harrison County	Ad Valorem	244.84
10/1/2013	30	Industrial Electric	8/8 Lease Operating Expense	370.00
10/1/2013	30	Mclain-Chitwood Office Prods	General Office Expense	219.21
10/1/2013	30	Platts	Prepaid Expense	2,840.00
10/1/2013	30	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	3,942.75
10/1/2013	30	Total Control Inc.	8.8 Workover Expense	630.00
10/2/2013	29	JNS Trucking, Inc.	8/8 Lease Operating Expense	8,233.75
10/2/2013	29	Panola County Clerk-Tax Asseso	Ad Valorem	2,990.16
10/2/2013	29	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	876.75
10/3/2013	28	Helmerich & Payne	8.8 Intangible Drilling Costs	7,428.30
10/4/2013	27	Black Hills Trucking, Inc	General Office Expense	500.00

MOR-29

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
10/4/2013	27	C & C Oilfield Services, LLC	8.8 Workover Expense	3,090.75
10/4/2013	27	C & C Oilfield Services, LLC	8/8 Lease Operating Expense	3,982.74
10/4/2013	27	C & C Oilfield Services, LLC	Operating Expense - Pipeline	5,597.33
10/4/2013	27	Devon Energy Production Co. LP	8/8 Lease Operating Expense	79.98
10/4/2013	27	Harrison Central	Ad Valorem	577,668.49
10/4/2013	27	Harrison Central	Ad Valorem	725.72
10/4/2013	27	Harrison Central	Ad Valorem	66,399.43
10/4/2013	27	Harrison Central	Revenue Payable	41.00
10/4/2013	27	Missouri Valley Petroleum	8/8 Lease Operating Expense	478.10
10/6/2013	25	Bill Gary Spencer	8.8 Workover Expense	100.00
10/7/2013	24	Denny's Electric and Motor	8.8 Workover Expense	500.00
10/8/2013	23	Elynx Technologies, LLC	8/8 Lease Operating Expense	1,269.60
10/8/2013	23	Elynx Technologies, LLC	Operating Expense - Pipeline	945.00
10/8/2013	23	McJunkin Red Man Corporation	8.8 Tang Completion Cost	425.99
10/8/2013	23	McJunkin Red Man Corporation	8/8 Lease Operating Expense	1,022.15
10/8/2013	23	Mclain-Chitwood Office Prods	General Office Expense	193.90
10/8/2013	23	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	3,796.50
10/8/2013	23	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	1,401.75
10/8/2013	23	Shred-It USA, Inc.	General Office Expense	103.06
10/9/2013	22	Astro-Chem Lab, Inc.	8/8 Lease Operating Expense	400.00
10/9/2013	22	IHS Global Inc.	Telecomm and Computing	9.00
10/9/2013	22	JNS Trucking, Inc.	8/8 Lease Operating Expense	7,262.50
10/9/2013	22	Lee Graphics, Inc.	General Office Expense	535.84
10/9/2013	22	McJunkin Red Man Corporation	8/8 Lease Operating Expense	13.41
10/9/2013	22	NAVEX GLOBAL, INC	Prepaid Expense	2,390.00

MOR-30

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
10/9/2013	22	Randy Williams	Travel Meals & Entertainment	86.70
10/10/2013	21	Corbyn Hampton, PLLC	Consulting and Prof Fees	893.62
10/10/2013	21	DAIOHS, USA Inc	Travel Meals & Entertainment	451.08
10/10/2013	21	DELTA CONSTRUCTORS, LLC	8.8 Tang Completion Cost	1,823.00
10/10/2013	21	Globenewswire, Inc	Investor and Director Expense	7,500.00
10/10/2013	21	McJunkin Red Man Corporation	8/8 Lease Operating Expense	314.95
10/10/2013	21	Slawson Exploration Co., Inc.	8/8 Lease Operating Expense	2,772.93
10/10/2013	21	Smith Operating & Management	8/8 Lease Operating Expense	(3,778.10)
10/10/2013	21	Sullivan Land Resources, Inc.	8.8 Non-producing LH Costs	775.00
10/11/2013	20	C & C Oilfield Services, LLC	8/8 Lease Operating Expense	519.60
10/11/2013	20	DELTA CONSTRUCTORS, LLC	8.8 Workover Expense	1,591.13
10/11/2013	20	Globe Energy Services, LLC	8/8 Lease Operating Expense	2,762.60
10/11/2013	20	Globe Energy Services, LLC	Operating Expense - Pipeline	424.00
10/11/2013	20	James P. Hill Distributor Inc.	General Office Expense	644.99
10/11/2013	20	JNS Trucking, Inc.	8/8 Lease Operating Expense	2,772.50
10/12/2013	19	Production Analysis, INC.	8.8 Workover Expense	6,168.00
10/12/2013	19	Superb Services	8.8 Workover Expense	560.00
10/13/2013	18	Canon Financial Services, Inc.	General Office Expense	268.46
10/14/2013	17	Cass County Tax Collector	Ad Valorem	417.37
10/14/2013	17	FLORES PRODUCTION SERVICES,	8.8 Workover Expense	21,221.79
10/14/2013	17	Nicholson Contractors LLC	General Office Expense	1,110.00
10/14/2013	17	Shred-It USA, Inc.	General Office Expense	103.06

MOR-31

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
10/15/2013	16	1SOURCE INTERNATIONAL, LLC	Telecomm and Computing	16.93
10/15/2013	16	JNS Trucking, Inc.	8/8 Lease Operating Expense	7,314.65
10/15/2013	16	Mclain-Chitwood Office Prods	General Office Expense	178.96
10/15/2013	16	Missouri Valley Petroleum	8/8 Lease Operating Expense	6,288.00
10/15/2013	16	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	4,520.75
10/15/2013	16	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	1,226.25
10/15/2013	16	Superb Services	8.8 Workover Expense	4,300.00
10/16/2013	15	B&B HOT OIL SERVICE	8.8 Workover Expense	720.00
10/16/2013	15	Citrix Online, LLC	Telecomm and Computing	195.00
10/16/2013	15	Flow-Zone LLC	Materials Inventory	94.57
10/16/2013	15	McJunkin Red Man Corporation	8/8 Lease Operating Expense	95.25
10/16/2013	15	Penn Virginia Oil & Gas, LP	8/8 Lease Operating Expense	183.40
10/17/2013	14	Kristeen Roe	8/8 Lease Operating Expense	17.62
10/17/2013	14	Oklahoma Office Systems, LLC	General Office Expense	68.28
10/18/2013	13	C & C Oilfield Services, LLC	8/8 Lease Operating Expense	2,147.95
10/18/2013	13	C & C Oilfield Services, LLC	Operating Expense - Pipeline	1,694.58
10/18/2013	13	Harrison Central	Other General & Administrative	158.34
10/18/2013	13	Lufkin Industries, Inc.	Telecomm and Computing	1,158.60
10/19/2013	12	AT&T Corp	Telecomm and Computing	105.05
10/20/2013	11	Jefferies & Company, Inc.	Consulting and Prof Fees	129,086.68
10/21/2013	10	Elynx Technologies, LLC	8.8 Workover Expense	714.51
10/21/2013	10	Shred-It USA, Inc.	General Office Expense	81.49
10/22/2013	9	B&B HOT OIL SERVICE	8.8 Workover Expense	1,035.00
10/22/2013	9	Bruce Graham Roberts	Accounts Receivable	124.25

MOR-32

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
10/22/2013	9	DANE CHEMCO INC.	8.8 Tang Completion Cost	3,333.38
10/22/2013	9	James C. Gates Livg Tr 8/22/90	Accounts Receivable	220.98
10/22/2013	9	Jerry Immel	Accounts Receivable	1,555.11
10/22/2013	9	John S. Pillsbury, III	Accounts Receivable	876.05
10/22/2013	9	Mclain-Chitwood Office Prods	General Office Expense	59.96
10/22/2013	9	Michael B. Goldberg Trust	Accounts Receivable	1,555.11
10/22/2013	9	Missouri Valley Petroleum	8/8 Lease Operating Expense	5,555.54
10/22/2013	9	Oklahoma Office Systems, LLC	General Office Expense	439.73
10/22/2013	9	Susan M. Monahan	Accounts Receivable	220.98
10/23/2013	8	DCP Midstream, LP	Accounts Receivable	20.78
10/23/2013	8	Lee Graphics, Inc.	General Office Expense	216.50
10/23/2013	8	Missouri Valley Petroleum	8/8 Lease Operating Expense	706.82
10/23/2013	8	NDIC	8.8 Intangible Drilling Costs	100.00
10/23/2013	8	Randy Williams	Travel Meals & Entertainment	86.80
10/24/2013	7	Crowe & Dunlevy, P.C.	Consulting and Prof Fees	34,298.23
10/24/2013	7	DAIOHS, USA Inc	Travel Meals & Entertainment	227.49
10/24/2013	7	QUINN PUMPS NORTH DAKOTA, INC.	8.8 Workover Expense	555.99
10/25/2013	6	BILLINGS COUNTY	8.8 Non-producing LH Costs	39.00
10/25/2013	6	LODI DRILLING & SERVICE CO.	8/8 Lease Operating Expense	648.60
10/25/2013	6	Oklahoma Office Systems, LLC	General Office Expense	292.25
10/25/2013	6	Strong Service, L.P.	Accounts Receivable	23,215.63
10/25/2013	6	Texas Gas Gathering	Gas Transportation	83,751.65
10/26/2013	5	Docusign, Inc.	Telecomm and Computing	849.99
10/26/2013	5	United Parcel Service, Inc.	General Office Expense	97.08

MOR-33

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
10/27/2013	4	Mimecast North America, Inc.	Telecomm and Computing	1,300.00
10/28/2013	3	Brian Pollman	Telecomm and Computing	99.00
10/28/2013	3	CenterPoint Energy Gas Process	Accounts Payable	720.45
10/28/2013	3	Sullivan Land Resources, Inc.	8.8 Non-producing LH Costs	1,810.43
10/29/2013	2	CenterPoint Energy Gas Process	Accounts Payable	6,028.23
10/29/2013	2	G.A. (Buddy) Wade	Travel Meals & Entertainment	2,552.61
10/29/2013	2	Missouri Valley Petroleum	8/8 Lease Operating Expense	178.46
10/29/2013	2	Pam Scott	Travel Meals & Entertainment	63.84
10/29/2013	2	Tres Management Inc.	Consulting and Prof Fees	8,372.61
10/30/2013	1	Advantage Office Products, LLC	General Office Expense	37.88
10/30/2013	1	Missouri Valley Petroleum	8/8 Lease Operating Expense	2,835.57
10/30/2013	1	Nick A. Sommer	Consulting and Prof Fees	14,850.00
10/30/2013	1	QUINN PUMPS NORTH DAKOTA, INC.	8.8 Workover Expense	1,167.44
10/31/2013	—	Darrel Hardy	Travel Meals & Entertainment	577.65
10/31/2013	—	Harrison County Clerk	General Office Expense	15.00
10/31/2013	—	CT Corporation System	Consulting and Prof Fees	284.00
10/31/2013	—	Strategic Solutions Group, Inc	Credits to G&A	508.69
				$3,620,652.26

MOR-34

Pre-petition Accounts Payable Paid in the Current Reporting Month

Exhibit III

Check Date	Check No	Vendor Name	Transaction Amt on Check
10/22/2013	WT2393	Lenorman Properties, LLC	22,633.34
Total Pre-petition Accounts Payable paid in October 2013			$22,633.34

MOR-35

All Disbursements for the Current Reporting Month

Exhibit IV

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
10/1/2013	216653	Alan Steven Allison	Lease Extensions	$333.34
10/1/2013	216654	Donna Rae Marcotte	Lease Extensions	333.34
10/1/2013	216655	Harding & Kirkbride Livestock	Lease Extensions	12,800.00
10/1/2013	216656	Kirkbride Brothers Inc.	Lease Extensions	44,800.00
10/4/2013	216657	AAPL	RECERTIFICATION FEE	100.00
10/4/2013	216658	AT&T Corp	Telephone	105.16
10/4/2013	216659	Blocker-Crossroads Water	WATER	39.20
10/4/2013	216660	Bowie Cass Electric	Utilities	134.06
10/4/2013	216661	Brian Pollman	SEPT 2013 WEBSITE	99.00
10/4/2013	216662	CenterPoint Energy Gas Process	PROD MONTH AUG 2013	6,401.17
10/4/2013	216663	Cintas Corporation	UNIFORMS & FLOOR	303.00
10/4/2013	216664	Danlin Industries Corporation	PARAFFIN COMPOUND	1,782.34
10/4/2013	216665	Darrel Hardy	MGMT Meetings	356.24
10/4/2013	216666	Denny's Electric and Motor	REMOVE TANK CAPS,	633.76
10/4/2013	216667	PNC Bank C/O Heat Waves Hot	LOAD AND TEST TBG	585.00
10/4/2013	216668	Eastern Colorado Well	FISHING TOOL RENTAL	1,079.00
10/4/2013	216669	Elite Power LLC	GENERATOR RENTAL	19,530.00
10/4/2013	216670	Environmental Systems Research	ARCGIS FOR DESKTOP	17,231.63
10/4/2013	216671	IHS Global Inc.	WEB DIGITAL IMAGES	72.00
10/4/2013	216672	Internal Revenue Service	Filing Fee	27.00
10/4/2013	216673	JNS Trucking, Inc.	110 BBLS SWD	137.50
10/4/2013	216673	JNS Trucking, Inc.	120 BBLS SWD	150.00
10/4/2013	216673	JNS Trucking, Inc.	130 BBLS SWD	162.50
10/4/2013	216673	JNS Trucking, Inc.	240 BBLS SWD	300.00
10/4/2013	216673	JNS Trucking, Inc.	260 BBLS SWD	325.00
10/4/2013	216673	JNS Trucking, Inc.	280 BBLS SWD	700.00
10/4/2013	216673	JNS Trucking, Inc.	300 BBLS SWD	750.00
10/4/2013	216673	JNS Trucking, Inc.	420 BBLS SWD	525.00
10/4/2013	216673	JNS Trucking, Inc.	HAUL F/W TO LOC	2,729.25
10/4/2013	216673	JNS Trucking, Inc.	250 BBLS SWD	312.50
10/4/2013	216673	JNS Trucking, Inc.	125 BBLS SWD	156.25
10/4/2013	216673	JNS Trucking, Inc.	320 BBLS SWD	400.00
10/4/2013	216673	JNS Trucking, Inc.	160 BBLS SWD	200.00
10/4/2013	216673	JNS Trucking, Inc.	150 BBLS SWD	187.50

MOR-36

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
10/4/2013	216673	JNS Trucking, Inc.	310 BBLS SWD	387.50
10/4/2013	216673	JNS Trucking, Inc.	460 BBLS SWD	575.00
10/4/2013	216673	JNS Trucking, Inc.	345 BBLS SWD	431.25
10/4/2013	216673	JNS Trucking, Inc.	335 BBLS SWD	418.75
10/4/2013	216673	JNS Trucking, Inc.	924 BBLS SWD	1,155.00
10/4/2013	216673	JNS Trucking, Inc.	920 BBLS SWD	1,150.00
10/4/2013	216673	JNS Trucking, Inc.	410 BBLS SWD	512.50
10/4/2013	216673	JNS Trucking, Inc.	270 BBLS SWD	1,012.50
10/4/2013	216673	JNS Trucking, Inc.	926 BBLS SWD	1,157.50
10/4/2013	216673	JNS Trucking, Inc.	598 BBLS SWD	747.50
10/4/2013	216673	JNS Trucking, Inc.	1140 BBLS SWD	1,425.00
10/4/2013	216673	JNS Trucking, Inc.	1219 BBLS SWD	1,523.75
10/4/2013	216673	JNS Trucking, Inc.	255 BBLS SWD	318.75
10/4/2013	216673	JNS Trucking, Inc.	455 BBLS SWD	568.75
10/4/2013	216673	JNS Trucking, Inc.	898 BBLS SWD	1,122.50
10/4/2013	216673	JNS Trucking, Inc.	727 BBLS SWD	908.75
10/4/2013	216674	Jon William (Tucker) Mchugh	MONTHLY RETAINER	4,166.67
10/4/2013	216675	Larco Ltd	MONTHLY SCOUTING	500.00
10/4/2013	216676	Kent F. Hollier	Title Research	20,780.00
10/4/2013	216677	Largo Gas Compression, Inc.	COMPRESSOR RENTAL	1,500.00
10/4/2013	216678	Lee Graphics, Inc.	BOND PAPER	216.50
10/4/2013	216679	Lenorman Properties, LLC	OFFICE RENT	40,605.84
10/4/2013	216679	Lenorman Properties, LLC	OFFICE RENT 8TH	11,316.67
10/4/2013	216679	Lenorman Properties, LLC	TENANT BILLBACKS	200.00
10/4/2013	216680	Loblolly Tree Farm, L.P.	DAMAGE RELEASE &	400.00
10/4/2013	216681	McJunkin Red Man Corporation	MISC FITTINGS	(6,386.25)
10/4/2013	216681	McJunkin Red Man Corporation	3/8 APOL 73A10227A	54.09
10/4/2013	216681	McJunkin Red Man Corporation	HEX HEAD BUSHING	44.29
10/4/2013	216681	McJunkin Red Man Corporation	4 X 1/2LM WIKA	358.80
10/4/2013	216681	McJunkin Red Man Corporation	1-1/2 HUBER	53.85
10/4/2013	216681	McJunkin Red Man Corporation	YELOW LMI CHEMICAL	1,636.52

MOR-37

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
10/4/2013	216681	McJunkin Red Man Corporation	YELLOW LMI CHEMICAL	1,636.52
10/4/2013	216681	McJunkin Red Man Corporation	7 9NCH STAINLESS	168.97
10/4/2013	216681	McJunkin Red Man Corporation	3 BALON 3R-S32-GE	950.73
10/4/2013	216681	McJunkin Red Man Corporation	POWERBAND V BELT	1,055.04
10/4/2013	216681	McJunkin Red Man Corporation	3 THREAD KIMRAY	107.61
10/4/2013	216681	McJunkin Red Man Corporation	4 WIKA 232.53	702.01
10/4/2013	216681	McJunkin Red Man Corporation	2 KIMRAY REPAIR KIT	31.95
10/4/2013	216682	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	122.30
10/4/2013	216683	Mike Rohleder	Office Expense	119.08
10/4/2013	216683	Mike Rohleder	Monthy Dues	752.34
10/4/2013	216683	Mike Rohleder	Management Meetings	385.80
10/4/2013	216684	Nehls Chevrolet	VEHICLE INSPECTION	14.50
10/4/2013	216685	Nick A. Sommer	Contract Labor	14,355.00
10/4/2013	216686	P2ES Holdings, Inc.	BOLO MONTHLY MAINT	15,020.36
10/4/2013	216687	RACHEL KRETCHMAR	Contract Labor	225.00
10/4/2013	216688	RESOLUTE NATURAL RESOURCES	LEASE RENTALS	180.00
10/4/2013	216689	Railroad Commission Of Texas	SEVERANCE FEE	750.00
10/4/2013	216690	Railroad Commission Of Texas	SEVERANCE FEE	1,500.00
10/4/2013	216691	Lexisnexis	ONLINE & RELATED	541.00
10/4/2013	216692	Reserve Account	POSTAGE	1,000.00
10/4/2013	216693	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	6,231.75
10/4/2013	216694	SBG GREEN RIVER, LLC	HAUL PRODUCTION	1,162.50
10/4/2013	216695	Shred-It USA - Denver	SHREDDING	102.60
10/4/2013	216696	South Gateway Tire Co. Inc.	VEHICLE REPAIR -	37.17
10/4/2013	216697	Steven Craig	MONTHLY RETAINER	4,166.67
10/4/2013	216698	Superb Services	LOAD PRODUCTION	600.00
10/4/2013	216698	Superb Services	REMOVE SURFACE	10,000.00
10/4/2013	216699	Tammy B. Rodgers	BOP RENTAL 08/14-23	4,063.00

MOR-38

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
10/4/2013	216700	Texas Gas Gathering	PROD MONTH AUG 2013	57,640.98
10/4/2013	216701	Toledo Automotive Supply, Inc.	VEHICLE MAINT -	175.60
10/4/2013	216702	Total Compliance Connection	DEVELOPMENT OF HR	900.00
10/4/2013	216703	Tres Management Inc.	ENGINEERING	10,467.30
10/4/2013	216704	United Parcel Service, Inc.	POSTAGE	139.33
10/4/2013	216705	Verizon Wireless	CELL PHONES	844.72
10/4/2013	216706	Victoria Foster	CALCULATING OIL &	475.00
10/4/2013	216707	WellEz Information	WELLEZ REPORTING	450.00
10/4/2013	216707	WellEz Information	WATSON B N34-11-1H	450.00
10/4/2013	216707	WellEz Information	LANGE 11-30-3H C/C	100.00
10/4/2013	216708	Yankee Fishing & Rentals, Inc.	HAULING RENTAL	8,289.00
10/4/2013	216708	Yankee Fishing & Rentals, Inc.	PIPE WRANGLER &	19,671.63
10/11/2013	216709	AT&T Datacomm, Inc.	Telephone	803.49
10/11/2013	216710	Andrews Kurth, LLP	Legal Charges	206,219.06
10/11/2013	216711	B&B HOT OIL SERVICE	FLUSH OUT LINE IN	540.00
10/11/2013	216711	B&B HOT OIL SERVICE	HEAT & RUN S/W DOWN	457.50
10/11/2013	216712	Black Hills Trucking, Inc	STORAGE OF 4" DRILL	500.00
10/11/2013	216713	Bob's Oilfield Service, Inc.	PLUMB 2" POPOFF	2,805.00
10/11/2013	216714	C.L. Frates & Company	Insurance	5.00
10/11/2013	216715	Cintas Corporation	UNIFORMS & FLOOR	318.31
10/11/2013	216716	Cox Communications, Inc.	PHONE, CABLE &	1,457.84
10/11/2013	216716	Cox Communications, Inc.	CABLE 10/4-11/03	93.75
10/11/2013	216717	Crowe & Dunlevy, P.C.	Legal Charges	22,785.09
10/11/2013	216718	DCP MIDSTREAM, LP	PROD MONTH JULY 2013	18.96
10/11/2013	216719	Denny's Electric and Motor	ADJUSTED TANK SENSOR	167.50
10/11/2013	216720	EDWARDS WILDMAN PALMER LLP	Legal Charges	5,209.05
10/11/2013	216721	EPIQ BANKRUPTCY SOLUTIONS	SERVICES FOR MONTH	33,561.47
10/11/2013	216722	East Texas Copy Systems, Inc.	OVERAGE PERIOD OF	62.57

MOR-39

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
10/11/2013	216723	CenterPoint Energy Resources	PROD MONTH JULY 2013	155.19
10/11/2013	216724	Fidelity Expl. & Prod. Company	Joint interest billing	20,555.94
10/11/2013	216725	Flow-Zone LLC	B-12 CHEMTOOL	21.11
10/11/2013	216725	Flow-Zone LLC	BRAKE CLEANER	19.68
10/11/2013	216725	Flow-Zone LLC	COMBO LOCK	109.89
10/11/2013	216725	Flow-Zone LLC	HAND CLEANER	24.81
10/11/2013	216725	Flow-Zone LLC	TRK 5100 0.38 SST	54.55
10/11/2013	216725	Flow-Zone LLC	GLOVE-NITRILE XL	237.20
10/11/2013	216726	XH, LLC	Joint interest billing	8,967.91
10/11/2013	216727	Hlebechuk Construction Inc.	PREP SITE FOR	1,530.00
10/11/2013	216728	Industrial Electric	INSTALLED PRESSURE	324.60
10/11/2013	216729	Jefferies & Company, Inc.	Financial Consulting	127,428.35
10/11/2013	216730	L & L Engine And Compressor	SUPERVISION SEPT	21,300.00
10/11/2013	216731	Lee Graphics, Inc.	LOG PAPER	276.04
10/11/2013	216732	Nicholas Snodgrass	Office Supplies	233.58
10/11/2013	216733	Opportune LLP	GMX RESTRUCTURE	135,389.50
10/11/2013	216734	Pete Mccarty Oil Co.	VEHICLE FUEL -	7,406.42
10/11/2013	216735	Phillip L. Lakin	3D INTERPRETATION -	7,650.00
10/11/2013	216736	ALLIED WASTE SERVICES #070	GARBAGE REMOVAL	306.26
10/11/2013	216737	Rollie G. Farris	GEOLOGICAL Consulting	8,925.00
10/11/2013	216738	Roughrider Electric	ELECTRIC 08/30-30	1,970.32
10/11/2013	216738	Roughrider Electric	ELECTRIC 09/01-30	1,356.80
10/11/2013	216739	Solium Capital LLC	SELF-SERVE PRIMARY	1,148.42
10/11/2013	216740	The Bureau of National	US INCOME	1,041.01
10/11/2013	216741	Thurmond-McGlothlin, Inc.	CDMA COMMUNICATION	560.00
10/11/2013	216742	Toledo Automotive Supply, Inc.	VEHICLE MAINT -	420.14
10/11/2013	216742	Toledo Automotive Supply, Inc.	BATTERY & CORE	161.30
10/11/2013	216743	Tres Management Inc.	Contract ENGINEERING	9,662.02
10/11/2013	216744	U.S. Bank	Legal Charges	66,079.69
10/11/2013	216745	United Parcel Service, Inc.	POSTAGE	193.63
10/11/2013	216746	Victoria Foster	RENEWAL for data subscription	149.00

MOR-40

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
10/11/2013	216747	Westel, Inc.	LONG DISTANCE	55.04
10/15/2013	216748	WILTON E. ADAMS	VEHICLE REPAIR -	2,603.12
10/17/2013	216749	Ferol Hitt	Lease Extensions	2,500.00
10/17/2013	216750	Donald Ralph Allison	Lease Extensions	333.34
10/18/2013	216751	AT&T Mobility II, LLC	CELL PHONES	4,253.40
10/18/2013	216752	Andreas Rydholm	CPE	817.00
10/18/2013	216752	Andreas Rydholm	CPE	980.00
10/18/2013	216753	Answer Phone	ANSWERING SERVICE	45.00
10/18/2013	216754	Applied Technology Group	AUTOCAD RASTER	1,045.00
10/18/2013	216755	Ark-la-tex Electric, Inc.	TROUBLE SHOOT 3 POT	1,259.55
10/18/2013	216756	Bowie Cass Electric	Utilities	423.00
10/18/2013	216757	C & C Oilfield Services, LLC	CHANGE FILTERS	4,377.76
10/18/2013	216757	C & C Oilfield Services, LLC	REBUILD DUMP VALVE	178.73
10/18/2013	216757	C & C Oilfield Services, LLC	REBUILD DUMP VALVES	118.05
10/18/2013	216757	C & C Oilfield Services, LLC	REBUILD PG 150 ON	148.39
10/18/2013	216757	C & C Oilfield Services, LLC	VEHICLE MAINT -	89.36
10/18/2013	216757	C & C Oilfield Services, LLC	REBUILD WATER DUMP	799.31
10/18/2013	216757	C & C Oilfield Services, LLC	FILL IN WASH OUT ON	268.09
10/18/2013	216757	C & C Oilfield Services, LLC	PUMP WATER DOWN	357.45
10/18/2013	216757	C & C Oilfield Services, LLC	CHANGE OUT CHEM	178.73
10/18/2013	216757	C & C Oilfield Services, LLC	PUMP OUT CHEMICAL	371.77
10/18/2013	216757	C & C Oilfield Services, LLC	PUT OUT SEED AND	231.88
10/18/2013	216757	C & C Oilfield Services, LLC	TAKE BACKHOE TO	670.22
10/18/2013	216757	C & C Oilfield Services, LLC	REPLACE NIPPLE ON	296.77
10/18/2013	216757	C & C Oilfield Services, LLC	LOAD 1 LOAD OF TBG	354.15
10/18/2013	216757	C & C Oilfield Services, LLC	INSATLL CHEM PUMP	536.18
10/18/2013	216757	C & C Oilfield Services, LLC	MOVE PIPE FROM	446.81

MOR-41

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
10/18/2013	216757	C & C Oilfield Services, LLC	MOVE & INSTALL	357.45
10/18/2013	216757	C & C Oilfield Services, LLC	TAKE DOWN FENCE	3,389.17
10/18/2013	216757	C & C Oilfield Services, LLC	WEEDEAT AROUND S/W	295.12
10/18/2013	216757	C & C Oilfield Services, LLC	REBUILD WATER DIMP	280.78
10/18/2013	216757	C & C Oilfield Services, LLC	PUT H2 SCAVENGER IN	223.41
10/18/2013	216757	C & C Oilfield Services, LLC	PUMP WATER TO	223.41
10/18/2013	216757	C & C Oilfield Services, LLC	DIG AROUND WELLHEAD	280.78
10/18/2013	216757	C & C Oilfield Services, LLC	REBUILD 2" KIMRAY	268.09
10/18/2013	216757	C & C Oilfield Services, LLC	PUMP WATER THAT WAS	236.10
10/18/2013	216757	C & C Oilfield Services, LLC	FINISH FILTER POT	178.73
10/18/2013	216757	C & C Oilfield Services, LLC	REPLUMB PIPE ON	268.09
10/18/2013	216757	C & C Oilfield Services, LLC	PICK UP OLD FILTERS	280.78
10/18/2013	216757	C & C Oilfield Services, LLC	HOOK UP CHEM PUMP	178.73
10/18/2013	216757	C & C Oilfield Services, LLC	HOOK UP PUMP ON	178.73
10/18/2013	216757	C & C Oilfield Services, LLC	CLEAN UP LOCATION	684.56
10/18/2013	216757	C & C Oilfield Services, LLC	REBUILD WELLMARK	548.87
10/18/2013	216757	C & C Oilfield Services, LLC	MOW & WEEDEAT	168.87
10/18/2013	216758	Central Hydraulic, Inc.	DAILY SURFACE UNIT	17,865.23
10/18/2013	216758	Central Hydraulic, Inc.	INSPECT & REPLACE	2,087.36
10/18/2013	216758	Central Hydraulic, Inc.	REPACK PUMP, CHANGE	1,998.38
10/18/2013	216759	Champion Technologies, Inc.	CHEM TREAT WELL	9,996.34
10/18/2013	216760	Cintas Corporation	UNIFORMS & FLOOR	303.00
10/18/2013	216761	Clements Fluids Henderson, Ltd	LIQUID MUD	3,767.10
10/18/2013	216762	DAIOHS, USA Inc	Office Expense	269.16
10/18/2013	216763	PNC Bank C/O Heat Waves Hot	LOADED 30BBLS OF	1,050.00

MOR-42

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
10/18/2013	216764	GLEN IVEY INC	TIRES - UNIT# 39	1,052.19
10/18/2013	216765	Gemini Solutions, Inc.	MERLIN/APPRENTICE/AV	2,165.00
10/18/2013	216766	Globe Energy Services, LLC	120 BBLS SWD	144.00
10/18/2013	216766	Globe Energy Services, LLC	130 BBLS SWD	1,709.50
10/18/2013	216766	Globe Energy Services, LLC	242 BBLS SWD	568.70
10/18/2013	216766	Globe Energy Services, LLC	260 BBLS SWD	2,184.00
10/18/2013	216766	Globe Energy Services, LLC	380 BBLS SWD	456.00
10/18/2013	216766	Globe Energy Services, LLC	390 BBLS SWD	916.50
10/18/2013	216766	Globe Energy Services, LLC	TRANSFER FLUIDS	157.50
10/18/2013	216766	Globe Energy Services, LLC	250 BBLS SWD	600.00
10/18/2013	216766	Globe Energy Services, LLC	132 BBLS SWD	2,046.00
10/18/2013	216766	Globe Energy Services, LLC	134 BBLS SWD	160.80
10/18/2013	216766	Globe Energy Services, LLC	107 BBLS SWD	128.40
10/18/2013	216766	Globe Energy Services, LLC	264 BBLS SWD	316.80
10/18/2013	216766	Globe Energy Services, LLC	226 BBLS SWD	568.00
10/18/2013	216766	Globe Energy Services, LLC	HAUL MUD TO LOC	700.00
10/18/2013	216766	Globe Energy Services, LLC	145 BBLS SWD	149.75
10/18/2013	216766	Globe Energy Services, LLC	HAUL F/T TO LOC	237.50
10/18/2013	216766	Globe Energy Services, LLC	EMPTY RIG TANK	245.00
10/18/2013	216767	HIGHLANDS RANCH SELF STORAGE	STORAGE RENTAL -	149.00
10/18/2013	216768	IHS Global Inc.	WEB DIGITAL IMAGES	18.00
10/18/2013	216768	IHS Global Inc.	RASTER LOGS N LA &	20,752.00
10/18/2013	216769	JNS Trucking, Inc.	130 BBLS SWD	325.00
10/18/2013	216769	JNS Trucking, Inc.	140 BBLS SWD	525.00
10/18/2013	216769	JNS Trucking, Inc.	180 BBLS SWD	675.00
10/18/2013	216769	JNS Trucking, Inc.	300 BBLS SWD	750.00

MOR-43

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
10/18/2013	216769	JNS Trucking, Inc.	420 BBLS SWD	1,050.00
10/18/2013	216769	JNS Trucking, Inc.	480 BBLS SWD	1,200.00
10/18/2013	216769	JNS Trucking, Inc.	520 BBLS SWD	650.00
10/18/2013	216769	JNS Trucking, Inc.	80 BBLS SWD	100.00
10/18/2013	216769	JNS Trucking, Inc.	HAUL F/W TO LOC	1,241.46
10/18/2013	216769	JNS Trucking, Inc.	250 BBLS SWD	312.50
10/18/2013	216769	JNS Trucking, Inc.	320 BBLS SWD	1,200.00
10/18/2013	216769	JNS Trucking, Inc.	150 BBLS SWD	187.50
10/18/2013	216769	JNS Trucking, Inc.	OIL TRANSFER	240.00
10/18/2013	216769	JNS Trucking, Inc.	335 BBLS SWD	418.75
10/18/2013	216769	JNS Trucking, Inc.	145 BBLS SWD	181.25
10/18/2013	216769	JNS Trucking, Inc.	540 BBLS SWD	1,350.00
10/18/2013	216769	JNS Trucking, Inc.	660 BBLS SWD	1,650.00
10/18/2013	216769	JNS Trucking, Inc.	445 BBLS SWD	556.25
10/18/2013	216769	JNS Trucking, Inc.	470 BBLS SWD	587.50
10/18/2013	216769	JNS Trucking, Inc.	533 BBLS SWD	666.25
10/18/2013	216769	JNS Trucking, Inc.	1120 BBLS SWD	1,400.00
10/18/2013	216769	JNS Trucking, Inc.	720 BBLS SWD	900.00
10/18/2013	216769	JNS Trucking, Inc.	678 BBLS SWD	847.50
10/18/2013	216769	JNS Trucking, Inc.	820 BBLS SWD	1,025.00
10/18/2013	216769	JNS Trucking, Inc.	305 BBLS SWD	381.25
10/18/2013	216769	JNS Trucking, Inc.	475 BBLS SWD	593.75
10/18/2013	216769	JNS Trucking, Inc.	361 BBLS SWD	451.25
10/18/2013	216769	JNS Trucking, Inc.	640 BBLS SWD	800.00
10/18/2013	216769	JNS Trucking, Inc.	170 BBLS SWD	212.50
10/18/2013	216769	JNS Trucking, Inc.	330 BBLS SWD	412.50
10/18/2013	216769	JNS Trucking, Inc.	285 BBLS SWD	356.25
10/18/2013	216770	Jarred Witt	INK FOR GEO LOG	345.93
10/18/2013	216770	Jarred Witt	GITHUB HOSTING FOR	196.91
10/18/2013	216771	L & L Engine And Compressor	SPOL 9000X SERIES	4,804.38
10/18/2013	216772	Landmark Graphics	ARIES 2ND QTR	3,013.91
10/18/2013	216773	McJunkin Red Man Corporation	MISC FITTINGS	5,893.65
10/18/2013	216773	McJunkin Red Man Corporation	1 LB BRUSH TOP CAN	19.29
10/18/2013	216773	McJunkin Red Man Corporation	2-7/8" 6.5 LB/FT	7,595.11
10/18/2013	216774	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	119.14

MOR-44

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
10/18/2013	216775	Music Mountain Water Co.	BOTTLED WATER	22.73
10/18/2013	216776	NDIC	FRANK 31-3-1H C/C	100.00
10/18/2013	216777	Nick A. Sommer	GEOLOGICAL Consulting	14,355.00
10/18/2013	216778	Panola-Harrison Electric	ELECTRIC - TEXAS	11,613.47
10/18/2013	216779	QUINN PUMPS NORTH DAKOTA, INC.	BUILT PUMP QD-2636	7,351.19
10/18/2013	216780	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	4,741.50
10/18/2013	216781	SBG GREEN RIVER, LLC	HAUL PRODUCTION	513.75
10/18/2013	216782	Shred-It USA - Denver	SHREDDING	102.60
10/18/2013	216783	Slawson Exploration Co., Inc.	COMPANY SUPERVISION	19.23
10/18/2013	216783	Slawson Exploration Co., Inc.	CONTRACT LABOR &	50.00
10/18/2013	216783	Slawson Exploration Co., Inc.	ENGR & TECH SERVICES	9.77
10/18/2013	216783	Slawson Exploration Co., Inc.	EQUIPMENT RENTAL	262.50
10/18/2013	216783	Slawson Exploration Co., Inc.	INSURANCE	8.58
10/18/2013	216783	Slawson Exploration Co., Inc.	LEASE ROAD MAINT &	213.12
10/18/2013	216783	Slawson Exploration Co., Inc.	OVERHEAD	284.88
10/18/2013	216783	Slawson Exploration Co., Inc.	PUMPING & GAUGING	500.00
10/18/2013	216783	Slawson Exploration Co., Inc.	RPR, RPLC &	16.69
10/18/2013	216783	Slawson Exploration Co., Inc.	SURVEYS, PERMITS &	80.79
10/18/2013	216783	Slawson Exploration Co., Inc.	SWD	2,044.69
10/18/2013	216784	Thomson Reuters (Tax &	EFILING CHARGES	200.00
10/18/2013	216785	Toledo Automotive Supply, Inc.	VEHICLE MAINT -	54.39
10/18/2013	216786	Tres Management Inc.	ENGINEERING	8,251.25
10/18/2013	216787	United Parcel Service, Inc.	POSTAGE	163.16
10/18/2013	216788	GE Capital	COPIER & PRINTERS	11,351.08
10/18/2013	216789	Wyoming Casing Service, Inc	WATSON B N34-11-1H	200.00
10/18/2013	216789	Wyoming Casing Service, Inc	LANGE 11-30-3H C/C	200.00

MOR-45

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
10/18/2013	216789	Wyoming Casing Service, Inc	DRILL 26" CONDUCTOR	240.00
10/25/2013	216790	1SOURCE INTERNATIONAL, LLC	CONFERENCE CALL	6.39
10/25/2013	216791	AT&T Corp	Telephone	82.08
10/25/2013	216791	AT&T Corp	TEXAS OFFICE PHONES	599.27
10/25/2013	216792	AT&T Corp	Telephone	4,964.65
10/25/2013	216792	AT&T Corp	Telephone	15,565.20
10/25/2013	216793	BDR WELL SERVICE, LLC	W/O RIG 09/06 &	9,990.00
10/25/2013	216793	BDR WELL SERVICE, LLC	W/O RIG 09/04-05	9,560.00
10/25/2013	216793	BDR WELL SERVICE, LLC	W/O RIG 09/03-04	9,317.50
10/25/2013	216794	Champion Technologies, Inc.	GYPTRON & CORTRON	2,849.96
10/25/2013	216795	Chapter 13 Office	GARNISHMENT	808.62
10/25/2013	216796	Cintas Corporation	UNIFORMS & FLOOR	303.00
10/25/2013	216797	Computershare, Inc.	MAINT & EXPENSES	852.91
10/25/2013	216798	DELTA CONSTRUCTORS, LLC	JET PUMP	39,840.00
10/25/2013	216798	DELTA CONSTRUCTORS, LLC	PUMP HOUSE	11,466.00
10/25/2013	216798	DELTA CONSTRUCTORS, LLC	CONNEX BUILDOUT AND	6,822.00
10/25/2013	216799	Danlin Industries Corporation	SURFACTANT	1,216.56
10/25/2013	216799	Danlin Industries Corporation	PARAFFIN COMPOUND	1,782.34
10/25/2013	216799	Danlin Industries Corporation	SCAVENGER W/ SCALE	9,987.24
10/25/2013	216800	Elynx Technologies, LLC	MONITORING SEPT 2013	2,229.60
10/25/2013	216800	Elynx Technologies, LLC	CDMA ETHERNET, 20"	739.32
10/25/2013	216801	Flow-Zone LLC	B-12 CHEMTOOL	10.55
10/25/2013	216801	Flow-Zone LLC	BAG OF RAGS	142.45
10/25/2013	216801	Flow-Zone LLC	PENETRATING OIL PB	13.83
10/25/2013	216801	Flow-Zone LLC	XL NITRILE GLOVES	29.39
10/25/2013	216801	Flow-Zone LLC	1/2 TEFLON TAPE	10.72
10/25/2013	216801	Flow-Zone LLC	1 TEFLON TAPE	17.87
10/25/2013	216801	Flow-Zone LLC	TAPE MEASURE REFILL	215.50

MOR-46

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
10/25/2013	216801	Flow-Zone LLC	20 OZ PLUMB BOB	153.33
10/25/2013	216802	GLEN IVEY INC	VEHICLE MAINT -	150.52
10/25/2013	216803	Keith Leffel	MEALS	344.98
10/25/2013	216803	Keith Leffel	Monthly Dues	1,238.13
10/25/2013	216804	Lee Graphics, Inc.	WHITE LOG PAPER	552.08
10/25/2013	216805	Lufkin Industries	CHANGE STROKE	3,326.19
10/25/2013	216805	Lufkin Industries	CHANGE STROKE,	3,552.44
10/25/2013	216805	Lufkin Industries	LOWER WEIGHTS	1,578.26
10/25/2013	216805	Lufkin Industries	CHANGE MOTOR	4,171.42
10/25/2013	216805	Lufkin Industries	CHANGE SHEAVE AND	6,063.48
10/25/2013	216806	MCKENZIE ELECTRIC	Utilities	55,000.00
10/25/2013	216806	MCKENZIE ELECTRIC	ELECTRIC	87,600.00
10/25/2013	216807	McJunkin Red Man Corporation	MISC FITTINGS	9,502.42
10/25/2013	216807	McJunkin Red Man Corporation	1X4 XH BLK CS SMLS	272.60
10/25/2013	216808	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	68.19
10/25/2013	216809	Mimecast North America, Inc.	UEM ENTERPRISE,	1,300.00
10/25/2013	216810	Opportune LLP	Consulting	3,469.85
10/25/2013	216811	Penn Virginia Oil & Gas, LP	Joint interest billing	823.81
10/25/2013	216812	WHITE OWL PUMPING	PUMPER SEPT 2013	8,500.00
10/25/2013	216812	WHITE OWL PUMPING	LABOR SEPT 2013	2,200.00
10/25/2013	216812	WHITE OWL PUMPING	RIG SUPERVISION	3,000.00
10/25/2013	216813	REGUS MANAGEMENT GROUP LLC	Office Rent	2,988.59
10/25/2013	216814	Randy Williams	SODA POP	86.70
10/25/2013	216815	Reddog Systems, Inc.	JIBLINK SEPT 2013	101.00
10/25/2013	216816	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	5,685.00
10/25/2013	216817	SBG GREEN RIVER, LLC	HAUL PRODUCTION	903.75
10/25/2013	216818	Shred-It USA - Denver	SHREDDING	102.60
10/25/2013	216819	Tres Management Inc.	ENGINEERING	8,576.77
10/25/2013	216820	U.S. Bank	GMXR 11% NOTES DUE	28,537.26
10/25/2013	216821	United Parcel Service, Inc.	POSTAGE	155.62

MOR-47

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
10/25/2013	216822	Verian Technologies, LLC	OCTOBER 2013 ASP	2,575.00
10/15/2013	See list below	Revenue Check Run	3rd party Revenue Payments	987,052.10
10/15/2013	Wire	Texas State Comptroller	Royalty Payment	1,372.93
10/17/2013	Wire	Texas State Comptroller	Severance Taxes Deposit	2,234.98
10/1/2013	WT2355	CANTOR FITZGERALD SECURITIES	MONTHLY AGENCY FEE	7,500.00
10/1/2013	WT2356	SHI International Corp	MICROSOFT SOFTWARE	76,380.05
10/1/2013	WT2357	Delta Dental Of Oklahoma	OCTOBER 2013 - Insurance	5,580.00
10/2/2013	WT2358	Paylocity	10/04/13-PAYROLL	58,915.39
10/2/2013	WT2359	Paylocity	10/04/13-PAYROLL	135,548.37
10/2/2013	WT2360	Blue Cross Blue Shield Of Okla	OCTOBER 2013 - Insurance	71,774.67
10/2/2013	WT2361	Blue Cross Blue Shield Of Okla	OCTOBER 2013 - Insurance	8,579.28
10/2/2013	WT2362	The Lincoln National Life	OCTOBER 2013 - Insurance	5,249.61
10/2/2013	WT2363	George S. Newton & Assoc., Inc	OCTOBER 2013 - Insurance	1,890.48
10/2/2013	WT2364	Vision Servies Plan, Inc., OK	OCTOBER 2013 - Insurance	896.31
10/3/2013	WT2365	Paylocity	RETENTION PAY	225,259.37
10/3/2013	WT2366	Paylocity	RETENTION PAY	388,662.86
10/3/2013	WT2367	AFLAC, Inc.	OCTOBER 2013 - Insurance	2,394.02
10/7/2013	WT2373	East Texas Exploration, LLC	AUG 2013 SKIM OIL	56,676.37
10/8/2013	WT2374	Nationwide Trust Company	401(k) - EE	11,798.27
10/8/2013	WT2374	Nationwide Trust Company	401(k) - ER	6,225.88
10/8/2013	WT2374	Nationwide Trust Company	401(k) - LOANS	836.71
10/8/2013	WT2375	Nationwide Trust Company	401(k) - EE	1,746.30
10/8/2013	WT2375	Nationwide Trust Company	401(k) - ER	897.31
10/8/2013	WT2375	Nationwide Trust Company	401(k) - LOANS	177.35
10/10/2013	WT2376	East Texas Exploration, LLC	FUNDS RECEIVED FROM	2,295.30

MOR-48

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
10/10/2013	WT2377	Missouri Valley Petroleum	PC HYDREX AW 32	2,072.64
10/10/2013	WT2377	Missouri Valley Petroleum	585 GAL DIESEL	2,261.08
10/10/2013	WT2377	Missouri Valley Petroleum	348.0 GAL DIESEL	1,339.66
10/10/2013	WT2377	Missouri Valley Petroleum	757.5 GAL DIESEL	2,916.07
10/10/2013	WT2377	Missouri Valley Petroleum	226.5 GAL DIESEL	1,743.87
10/10/2013	WT2377	Missouri Valley Petroleum	227.7 GAL DIESEL	876.56
10/10/2013	WT2377	Missouri Valley Petroleum	1003 GAL DIESEL	3,873.58
10/10/2013	WT2377	Missouri Valley Petroleum	TANK SET	367.50
10/10/2013	WT2377	Missouri Valley Petroleum	322 GAL DIESEL	1,243.56
10/10/2013	WT2377	Missouri Valley Petroleum	256.5 GAL DIESEL	1,981.20
10/10/2013	WT2377	Missouri Valley Petroleum	841 GAL DIESEL	3,247.94
10/10/2013	WT2377	Missouri Valley Petroleum	396 GAL DIESEL	1,529.35
10/10/2013	WT2377	Missouri Valley Petroleum	321.5 GAL DIESEL	1,242.62
10/10/2013	WT2377	Missouri Valley Petroleum	227 GAL DIESEL	1,754.75
10/10/2013	WT2377	Missouri Valley Petroleum	400 GAL DIESEL	1,546.04
10/10/2013	WT2377	Missouri Valley Petroleum	281 GAL DIESEL	1,057.57
10/10/2013	WT2377	Missouri Valley Petroleum	304 GAL DIESEL	2,288.26
10/10/2013	WT2377	Missouri Valley Petroleum	363 GAL DIESEL	1,366.18
10/10/2013	WT2377	Missouri Valley Petroleum	967.9 GAL DIESEL	3,642.79
10/10/2013	WT2377	Missouri Valley Petroleum	385 GAL PROPANE	609.49
10/10/2013	WT2377	Missouri Valley Petroleum	280 GAL DIESEL	1,053.80
10/10/2013	WT2377	Missouri Valley Petroleum	297.5 GAL DIESEL	2,239.34
10/10/2013	WT2377	Missouri Valley Petroleum	391 GAL DIESEL	1,471.56

MOR-49

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
10/10/2013	WT2377	Missouri Valley Petroleum	774.2 GAL DIESEL	(2,976.49)
10/10/2013	WT2377	Missouri Valley Petroleum	364 GAL DIESEL	1,382.58
10/10/2013	WT2377	Missouri Valley Petroleum	319 GAL DIESEL	2,423.31
10/10/2013	WT2377	Missouri Valley Petroleum	424 GAL DIESEL	1,610.47
10/15/2013	WT2378	Ameriflex Business Solutions	COBRA ADMIN FEES	81.40
10/16/2013	WT2379	J-W Measurement Company	GAS ANALYSIS &	3,531.16
10/16/2013	WT2379	J-W Measurement Company	LAB ANALYSIS	97.50
10/16/2013	WT2380	Paylocity	10/18/13 PAYROLL -	58,812.78
10/16/2013	WT2381	Paylocity	10/18/13 PAYROLL -	145,709.42
10/16/2013	WT2382	George S. Newton & Assoc., Inc	OCTOBER 2013 - Insurance	1,655.28
10/22/2013	WT2393	Lenorman Properties, LLC	OFFICE RENT 8TH	22,633.34
10/22/2013	WT2394	Nationwide Trust Company	401(k) - EE	14,065.70
10/22/2013	WT2394	Nationwide Trust Company	401(k) - ER	9,039.55
10/22/2013	WT2394	Nationwide Trust Company	401(k) - LOANS	1,014.06
10/23/2013	WT2396	Stride Well Service	Fairfield Frac Costs	20,000.00
10/24/2013	WT2397	Sullivan Land Resources	Lease Extensions	4,000.00
10/24/2013	WT2397	Sullivan Land Resources	Lease Extensions	4,000.00
10/24/2013	WT2397	Sullivan Land Resources	Lease Extensions	4,000.00
10/24/2013	WT2397	Sullivan Land Resources	Lease Extensions	4,000.00
10/24/2013	WT2397	Sullivan Land Resources	Lease Extensions	1,333.33
10/24/2013	WT2397	Sullivan Land Resources	Lease Extensions	1,333.33
10/24/2013	WT2397	Sullivan Land Resources	Lease Extensions	4,000.00
10/24/2013	WT2397	Sullivan Land Resources	Lease Extensions	4,000.00
10/24/2013	WT2397	Sullivan Land Resources	Lease Extensions	4,000.00
10/28/2013	WT2399	Capital One Bank, NA Trustee	Bank Charges	1,185.35
10/29/2013	WT2400	Baker Hughes Oilfield Operatio	RENTAL EQUIPMENT -	16,480.60
10/29/2013	WT2401	George S. Newton & Assoc., Inc	OCTOBER 2013 - Insurance	1,617.18
10/30/2013	WT2402	GE OIL & GAS PRESSURE CONTROL	TUBINGHEAD	19,050.47
10/30/2013	WT2403	Paylocity	Payroll Taxes	56,481.99

MOR-50

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
10/30/2013	WT2404	Paylocity	Payroll net deposit	139,204.87
10/31/2013	WT2412	Endeavor Gas Gathering	Intercompany Reimbursement	193,954.38
10/31/2013	WT2412	Endeavor Gas Gathering	Intercompany Reimbursement	(194,080.85)
10/31/2013	WT2412	Endeavor Gas Gathering	Intercompany Reimbursement	185,783.20
10/31/2013	WT2412	Endeavor Gas Gathering	Intercompany Reimbursement	(27,846.63)
10/31/2013	WT2412	Endeavor Gas Gathering	Intercompany Reimbursement	1,248,613.00
10/31/2013	WT2413	CANTOR FITZGERALD SECURITIES	Interst on DIP loan	103,333.33
10/31/2013	WT2413	CANTOR FITZGERALD SECURITIES	Commitment fee	413,333.33
10/7/2013	XFER	Endeavor Pipeline Inc	Intercompany Reimbursement	750,575.33
				$6,968,721.79

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Children Of Jennifer Beason	10/15/2013	546745	$305.43
Children Of Barbara Carlton	10/15/2013	546746	$305.43
Caren Harvey Prothro	10/15/2013	546747	$413.07
Children Of Bruce G. Roberts	10/15/2013	546748	$305.44
Jennifer Anne Roberts Beason	10/15/2013	546749	$571.47
Barbara Joyce Roberts Carlton	10/15/2013	546750	$571.48
Amy G. Key aka Amy Key Keith	10/15/2013	546751	$230.01
Est Of Elizabeth J.	10/15/2013	546752	$668.2
BG US Production Company, LLC	10/15/2013	546753	$3,821.4
Whiting Oil and Gas Corporatn	10/15/2013	546754	$9,259.96
Continental Resources, Inc.	10/15/2013	546755	$3,950.34
Hess Corporation	10/15/2013	546756	$9,969.39
Avalon North LLC	10/15/2013	546757	$210.7
Dakota West Energy LLC	10/15/2013	546758	$210.70
MBI Oil & Gas, LLC	10/15/2013	546759	$2,271.3
(Mary) Joyce V. Wainwright	10/15/2013	545826	$4,583.83
2009 Horton Family Trust	10/15/2013	545827	$525.3
Adam Wayne Verhalen	10/15/2013	545828	$149.84

MOR-51

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Adious Manning	10/15/2013	545829	$96.71
Agious Manning III	10/15/2013	545830	$106.34
Agnes M. Verhalen	10/15/2013	545831	$3,042.59
Albert Watkins Key	10/15/2013	545832	$393.17
Alisa Dixon Prelow	10/15/2013	545833	$57.98
Allison Renee Williams	10/15/2013	545834	$87.25
Alma Colleen Shaw Torres	10/15/2013	545835	$75.02
Alton Leroy Richardson	10/15/2013	545836	$160.56
Andrea R. Jenkins	10/15/2013	545837	$69.5
Andrew J. Brune	10/15/2013	545838	$1,020.38
Andrew L. Beyer	10/15/2013	545839	$227.58
Anesya H. Newton	10/15/2013	545840	$648.87
Ann E. Rucker	10/15/2013	545841	$1,187.97
Annie K. Howard	10/15/2013	545842	$91.77
Annie Mae Green Sheppard	10/15/2013	545843	$109.01
Annie R. Lane Fisher	10/15/2013	545844	$59.1
Arkoma Bakken, LLC	10/15/2013	545845	$6,555.31
Arza Turner	10/15/2013	545846	$73.95
Atkins Minerals, LLC	10/15/2013	545847	$1,090.71
Atkins, Ltd. LLC	10/15/2013	545848	$5,361.08
Augusta Evelyn Turner	10/15/2013	545849	$73.95
Avril Hampton-Zermeno	10/15/2013	545850	$65.25
BHCH Mineral, Ltd.	10/15/2013	545851	$399.03
Babbit Family Partnership, Ltd	10/15/2013	545852	$10,931.87
Banister Willis	10/15/2013	545853	$172.43
Barbara B. and Byron B. Booth	10/15/2013	545854	$4,780.02
Barbara Glover Baucum	10/15/2013	545855	$70.53
Barbara Jenkins Pilot	10/15/2013	545856	$69.50
Barbara L. Verhalen Appleby	10/15/2013	545857	$4,583.83
Barbara Lester Jordan	10/15/2013	545858	$131.33
Barbara Marie Herb	10/15/2013	545859	$62.39
Barnell Marks	10/15/2013	545860	$76.47
Barton Bailey Greer	10/15/2013	545861	$72.12
Benjamin D. Agnor	10/15/2013	545862	$216.68
Bettie Scott Youree Park FDTN	10/15/2013	545863	$875.65
Betty Hain	10/15/2013	545864	$194.63
Betty Jean Daniels	10/15/2013	545865	$50
Betty Lou Young	10/15/2013	545866	$58.38
Betty Verhalen	10/15/2013	545867	$4,878.44

MOR-52

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Beverly James Smith	10/15/2013	545868	$76.47
Big Sky Mineral Trust	10/15/2013	545869	$72.64
Bill Rudd, Inc. DBA	10/15/2013	545870	$2,168.11
Bob Perkins, Jr.	10/15/2013	545871	$80.7
Bonnie G. Smith	10/15/2013	545872	$96.71
Brad Verhalen	10/15/2013	545873	$192.81
Brenda Bradshaw	10/15/2013	545874	$76.47
Brenda Greer Foster	10/15/2013	545875	$216.26
Brenda Hayner Moon	10/15/2013	545876	$7,045.93
Brenda J. Veasley	10/15/2013	545877	$91.77
Brenda Lester Bell	10/15/2013	545878	$349.34
Brenda Manning Everitt	10/15/2013	545879	$88.96
Brenda Russell Williams	10/15/2013	545880	$806.79
Brie-Yori Jackson McGowan	10/15/2013	545881	$54.62
Carl Burner Jacobs	10/15/2013	545882	$66.14
Carla Renee Jacobs	10/15/2013	545883	$66.15
Carol Freyer Bayer	10/15/2013	545884	$74.39
Carolyn M. Curry	10/15/2013	545885	$63.72
Carolyn Verhalen	10/15/2013	545886	$3,308.7
Cassandra Clark	10/15/2013	545887	$54.62
Cecilia M. Taylor	10/15/2013	545888	$63.72
Chad Lee Cargill	10/15/2013	545889	$196.6
Charles E. Denson, Sr.	10/15/2013	545890	$302.51
Charles Marion Bradshaw III	10/15/2013	545891	$726.84
Charles R. Lester And	10/15/2013	545892	$201.81
Charles Walker	10/15/2013	545893	$54.5
Charley M. Lester, Jr. D.D.S.	10/15/2013	545894	$530.73
China Galland aka	10/15/2013	545895	$436.67
Christine Carter	10/15/2013	545896	$74.5
Christopher Lance Walters	10/15/2013	545897	$921.98
Clark Interests, L.L.C.	10/15/2013	545898	$1,096.09
Clark Nolan Turney And	10/15/2013	545899	$3,796.45
Claude Brooks	10/15/2013	545900	$80.7
Clay S. Carlile	10/15/2013	545901	$76.60
Collins C. Diboll Pvt. Fndn.	10/15/2013	545902	$8,047.05
Concho Royalty Company, LP	10/15/2013	545903	$132.06
Connie Raylene Brooks	10/15/2013	545904	$2,610.35
Coronado Resources LP	10/15/2013	545905	$407.76
Curtis Dartson	10/15/2013	545906	$79.06

MOR-53

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Cynthia Cavness Williams	10/15/2013	545907	$68.06
Cynthia Lester Howell Morris	10/15/2013	545908	$111.53
DJB Royalty Ventures LP	10/15/2013	545909	$60.19
Dale Lawrence Harvey	10/15/2013	545910	$413.05
Dallas District Church	10/15/2013	545911	$885.18
Dan Niendorff	10/15/2013	545912	$61.86
Darrel Glen Freeman	10/15/2013	545913	$71.43
Dayton Lewis Cargill Trust	10/15/2013	545914	$196.6
Despot Land Company	10/15/2013	545915	$660.38
Diane Lynn Vokal	10/15/2013	545916	$384.46
Diane Verhalen	10/15/2013	545917	$149.85
Dianne Mann	10/15/2013	545918	$525.31
Dolores George Lavigne	10/15/2013	545919	$4,305.49
Donna Black	10/15/2013	545920	$525.3
Donna Bryant	10/15/2013	545921	$62.62
Donnie R. Roberts	10/15/2013	545922	$70.44
Dora K. McCarty	10/15/2013	545923	$90.42
Dorothy Lee Gill Wagner or	10/15/2013	545924	$339.94
Dorothy Nell Taylor	10/15/2013	545925	$80.7
Dorothy Swanson	10/15/2013	545926	$80.70
Dunver Limited Partnership	10/15/2013	545927	$2,246.98
Dustin Oscar Keith Cargill Tru	10/15/2013	545928	$196.61
Duttrell LaForrest Jackson	10/15/2013	545929	$54.62
Dwayne Cross	10/15/2013	545930	$73.75
E. Jessie Howard	10/15/2013	545931	$76.47
Earl W. Ferguson	10/15/2013	545932	$339.91
Eddie Williams	10/15/2013	545933	$66.15
Edgar B. Lincoln	10/15/2013	545934	$1,491.25
Edward Duard Wells	10/15/2013	545935	$62.39
Eleanor Taylor Scott	10/15/2013	545936	$539
Elizabeth Allums Widhalm	10/15/2013	545937	$90.71
Elizabeth Beasley Ingrish	10/15/2013	545938	$83.86
Elizabeth J. Vidal Rev Trust	10/15/2013	545939	$54.87
Elizabeth Key Smith	10/15/2013	545940	$449.37
Ellen C. Green	10/15/2013	545941	$69.5
Elmer Howard, Jr.	10/15/2013	545942	$91.77
Elvy Pharr Callies	10/15/2013	545943	$806.79
Energy Properties Limited	10/15/2013	545944	$1,308.66
Ernest F. Smith Test. Trust	10/15/2013	545945	$384.68

MOR-54

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Ethel Estvold Beckman	10/15/2013	545946	$1,491.24
Ethel Mae Harvey	10/15/2013	545947	$134.47
Eugene B. Harvey Jr.	10/15/2013	545948	$413.27
Eura Lee Caveness, Jr.	10/15/2013	545949	$54.44
Eva B. Washington	10/15/2013	545950	$78.08
Evelyn Warren	10/15/2013	545951	$322.86
Exxonmobil Corporation	10/15/2013	545952	$5,635.16
Faison Heathman Smith IV	10/15/2013	545953	$580.07
Farrah Elise Fults Dolbey	10/15/2013	545954	$1,174.29
Faulconer Energy L.P.	10/15/2013	545955	$965.51
Favian M. Adair, Jr.	10/15/2013	545956	$240
Faye Barnes	10/15/2013	545957	$87.58
Faye Denson Watson	10/15/2013	545958	$302.51
Francis Paul Cullum	10/15/2013	545959	$3,422.69
Frankie Crawford	10/15/2013	545960	$58.89
Fredericksburg Royalty, Ltd.	10/15/2013	545961	$51.63
Freedom Pacific Trust	10/15/2013	545962	$73.43
Frieda Sussdorf Adair	10/15/2013	545963	$1,440.03
Gayle L. Jackson	10/15/2013	545964	$69.5
Gayle Yvonne Riggs And	10/15/2013	545965	$3,796.43
General Cable Industries, Inc.	10/15/2013	545966	$2,007.46
Generations Partnership	10/15/2013	545967	$8,442.19
George P. Denson	10/15/2013	545968	$652.33
Georgia Sanders Johnson	10/15/2013	545969	$201.69
Gerri Calvin	10/15/2013	545970	$86.99
Gerry Dean Cadenhead Fletcher	10/15/2013	545971	$54.61
Gladys M. Ottey	10/15/2013	545972	$1,063.37
Gladys Marie Lester	10/15/2013	545973	$131.34
Grace Ann Gryder	10/15/2013	545974	$66.32
Gregory L. Wilder	10/15/2013	545975	$74.51
Gregory Shaw	10/15/2013	545976	$75.02
Gretchen Niendorff	10/15/2013	545977	$66.15
Harriet Taylor Youngblood	10/15/2013	545978	$722.72
Harry R. Freyer	10/15/2013	545979	$1,001.04
Haywood W. Moseley, IV	10/15/2013	545980	$81.61
Henry Hunsicker Family, LLC	10/15/2013	545981	$449.39
Herbert Milsap Youngblood	10/15/2013	545982	$60.63
Herbert Moore, Sr.	10/15/2013	545983	$78.35
Hobart Rutherford Key	10/15/2013	545984	$224.68

MOR-55

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Holly Beyersmith	10/15/2013	545985	$227.57
J. B. Rudd Estate Sara P. Rudd	10/15/2013	545986	$2,168.12
J. Bennett Johnston, Jr.	10/15/2013	545987	$472.78
J. D. Manning	10/15/2013	545988	$108.67
J. Tracy Fults, Trustee	10/15/2013	545989	$3,492.1
Jack Allen Perkins	10/15/2013	545990	$80.7
James B. Haynes, Jr.	10/15/2013	545991	$2,151.87
James Brandon Cullum	10/15/2013	545992	$3,848.63
James C. Abercrombie	10/15/2013	545993	$116.33
James E. Manning	10/15/2013	545994	$96.71
James Earl Perkins	10/15/2013	545995	$80.7
James Ford Harvey	10/15/2013	545996	$413.28
James Harold Cadenhead	10/15/2013	545997	$54.61
James Howard Turner	10/15/2013	545998	$73.95
James Lee Waskom, Jr.	10/15/2013	545999	$97.36
James Parnell Lester	10/15/2013	546000	$131.34
James Stewart Thigpen	10/15/2013	546001	$497.08
James Young	10/15/2013	546002	$1,258.33
Jane D. Harvey Parker	10/15/2013	546003	$413.07
Janet L. Novy	10/15/2013	546004	$244.15
Janet Vinson	10/15/2013	546005	$87
Janice Gipson	10/15/2013	546006	$106.33
Janice Walker	10/15/2013	546007	$81.93
Jean Arthur Butler	10/15/2013	546008	$60.08
Jenny Harlan	10/15/2013	546009	$7,216.68
Jenny V. Stinson	10/15/2013	546010	$449.39
Jerline Jacobs	10/15/2013	546011	$66.15
Jerrell E. Terry	10/15/2013	546012	$129.76
Jerry E. Howard	10/15/2013	546013	$91.77
Jerry Sansing	10/15/2013	546014	$54.4
Jessie Anderson	10/15/2013	546015	$88.97
Jessie Brooks	10/15/2013	546016	$80.7
Jim Dixon, Jr.	10/15/2013	546017	$134.47
Jimmie Williams	10/15/2013	546018	$73.05
Jimmy Allman & wife,	10/15/2013	546019	$195.6
Jo Ann Fults Scott	10/15/2013	546020	$2,314.45
Joe Alton 'Jay' Greer	10/15/2013	546021	$72.12
Joe Black III	10/15/2013	546022	$68.65
Joel Truelove	10/15/2013	546023	$1,176.21

MOR-56

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Joetta Culton High	10/15/2013	546024	$54.62
John B. Verhalen	10/15/2013	546025	$1,187.97
John H. Denson, Sr.	10/15/2013	546026	$302.51
John Humphrey	10/15/2013	546027	$87.58
John L. Beyer, III	10/15/2013	546028	$227.57
John Mark Blocker	10/15/2013	546029	$502.47
John Stewart Harvey	10/15/2013	546030	$413.05
John Wesley Manning, Jr.	10/15/2013	546031	$193.2
John Y. Graff &	10/15/2013	546032	$65.29
Johnetta Butler Johnson	10/15/2013	546033	$64.85
Johnnie Marie Eila Benson	10/15/2013	546034	$383.99
Jon C. Black	10/15/2013	546035	$68.65
Joy Reeves Manley	10/15/2013	546036	$514.85
Joyce L. Bell	10/15/2013	546037	$70.44
Joyce Manning Laney	10/15/2013	546038	$399.79
Judith M. Kutcher	10/15/2013	546039	$56.62
Judy Gallagher Durham	10/15/2013	546040	$56.71
Judy Rae Fults	10/15/2013	546041	$1,174.3
Julie A. Ellison	10/15/2013	546042	$108.35
June McCarty Davis	10/15/2013	546043	$186.89
Karen D. Fritschi	10/15/2013	546044	$3,522.94
Karen Scott Barner	10/15/2013	546045	$78.73
Katherine Rae Verhalen Maun	10/15/2013	546046	$6,087.87
Kathrina M. McAfee	10/15/2013	546047	$461.6
Kathryn Ann Munson	10/15/2013	546048	$2,610.47
Keila Glenn	10/15/2013	546049	$152.72
Kenneth Williams	10/15/2013	546050	$152.82
Key Family Marital Deduction	10/15/2013	546051	$281.21
Kim Karen Baskett	10/15/2013	546052	$3,658.21
Kimberly Patrice Williams	10/15/2013	546053	$87.25
Kristin V. Moseley	10/15/2013	546054	$81.61
LCC Trust	10/15/2013	546055	$76.6
La Joie Thomas	10/15/2013	546056	$93.58
Lallance A. Adair Residuary TR	10/15/2013	546057	$1,920.03
Larue M. Smith	10/15/2013	546058	$63.72
Laura A. Lang	10/15/2013	546059	$108.35
Laura Ann Holman And	10/15/2013	546060	$3,796.42
Laurie Ann Vokal	10/15/2013	546061	$384.46
Lena Mae Manning Scott	10/15/2013	546062	$106.33

MOR-57

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Leo C. McAfee, Jr.	10/15/2013	546063	$63.72
Leon E. Wosika	10/15/2013	546064	$62.41
Leta Jo Senn	10/15/2013	546065	$236.11
Linda Kay Turner	10/15/2013	546066	$73.95
Linda Kinsey	10/15/2013	546067	$86.99
Linda Robinson Clark	10/15/2013	546068	$59.1
Littie Mae Manning Richardson	10/15/2013	546069	$85.5
Lochridge Minerals LLC	10/15/2013	546070	$3,501.95
Lola Annette Harrison	10/15/2013	546071	$648.85
Lola McGee	10/15/2013	546072	$79.06
Long Properties Trust	10/15/2013	546073	$18,531.95
Lori Belinda London	10/15/2013	546074	$111.53
Lou Ann Terry	10/15/2013	546075	$1,860.15
Lucia R. Kendrick	10/15/2013	546076	$490.45
Lynda R. Verhalen Applebaum	10/15/2013	546077	$3,642.51
Lyra Elaine McCarty	10/15/2013	546078	$182.64
MAP2009-OK	10/15/2013	546079	$769.93
MCCH, L.L.C.	10/15/2013	546080	$1,096.09
MCGR Operating Company, Inc.	10/15/2013	546081	$291.11
Malcolm G. Baker	10/15/2013	546082	$52.01
Marcia Lynn Helms	10/15/2013	546083	$726.84
Margaret FJ Harvey	10/15/2013	546084	$201.69
Maria Eubanks-Davidson	10/15/2013	546085	$245.29
Marie Howard Woodrow	10/15/2013	546086	$91.77
Marion L. Culton, Jr.	10/15/2013	546087	$54.62
Mark Niendorff	10/15/2013	546088	$61.86
Mark Verhalen	10/15/2013	546089	$196.62
Marti O'Brien	10/15/2013	546090	$726.82
Mary Black Sanders	10/15/2013	546091	$481.69
Mary Margaret Verhalen Scott	10/15/2013	546092	$2,287.93
Mary Marks Holiday	10/15/2013	546093	$76.47
Mary Virginia Haynes	10/15/2013	546094	$194.63
Mary W. Williams	10/15/2013	546095	$54.5
Mecheryl Calvin	10/15/2013	546096	$50.03
Michael Eugene O'Brien	10/15/2013	546097	$363.42
Michael Lynn Freeman	10/15/2013	546098	$71.43
Midland Trust	10/15/2013	546099	$328.29
Miller Trust Dated 2-25-08	10/15/2013	546100	$252.77
Mina Evenden	10/15/2013	546101	$52.01

MOR-58

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Monad Werner, LLC	10/15/2013	546102	$1,075.14
Monica Dixon Wallican	10/15/2013	546103	$57.98
Murray James Cadenhead III	10/15/2013	546104	$56.71
Myrtle Williams	10/15/2013	546105	$73.03
NFR East Texas Basin LLC	10/15/2013	546106	$66.78
Nancy Calvin	10/15/2013	546107	$86.99
Nancy Franklyn Beyer Trust,	10/15/2013	546108	$225.31
Nancy Powers	10/15/2013	546109	$525.32
Nancy Ruth Thigpen Brown	10/15/2013	546110	$497.08
Nortex Corporation	10/15/2013	546111	$1,836.02
Odell Marks	10/15/2013	546112	$76.47
Oil Field Girls, Ltd.	10/15/2013	546113	$547.89
Olevia Cavness	10/15/2013	546114	$68.06
Olivia A. Deloach, Trustee	10/15/2013	546115	$54.4
Orestus Cavness Jr.	10/15/2013	546116	$68.06
Oretha Howard Bailey	10/15/2013	546117	$91.77
Oscar Lee Cargill	10/15/2013	546118	$589.87
Patricia Ann Pendleton Reed	10/15/2013	546119	$160.56
Patricia Lane Hill	10/15/2013	546120	$59.91
Patricia M. Owens	10/15/2013	546121	$63.72
Patrick Barker	10/15/2013	546122	$194.62
Patrick Manning,III	10/15/2013	546123	$70.64
Pattye Greer Garza	10/15/2013	546124	$216.27
Paul Niendorff	10/15/2013	546125	$61.86
Peggie Nell Manning	10/15/2013	546126	$106.34
Peggy Jane Shows	10/15/2013	546127	$129.74
Peter C. Coggeshall, Jr.	10/15/2013	546128	$388.38
Petrojarl Inc.	10/15/2013	546129	$69.28
Phyllis Hampton	10/15/2013	546130	$76.85
Phyllis Yvonne Tucker	10/15/2013	546131	$80.7
Ralph O. Harvey, III	10/15/2013	546132	$413.28
Randall P. Woodruff	10/15/2013	546133	$1,774.23
Randee B. Johnson	10/15/2013	546134	$149.85
Raymond P. Verhalen, III	10/15/2013	546135	$1,123.5
Raymond Stuart Harr	10/15/2013	546136	$316.35
Renrew Minerals, LTD	10/15/2013	546137	$2,151.31
DNUReuben R. Paulsen Trust	10/15/2013	546138	$256.43
Rhonda Sue Patterson Coleman	10/15/2013	546139	$1,441.27
Richard Cooper, Jr.	10/15/2013	546140	$65.14

MOR-59

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Richard Foster Mays	10/15/2013	546141	$191.3
Richard Garrett Key	10/15/2013	546142	$224.69
Richard Kennedy	10/15/2013	546143	$3,781.42
Richard M. Veatch	10/15/2013	546144	$63.86
Rickey Max Pendleton	10/15/2013	546145	$160.56
Robby Patterson	10/15/2013	546146	$78.69
Robert B. Moseley	10/15/2013	546147	$81.61
Robert C. Allen	10/15/2013	546148	$100.76
Robert D. Blocker, Jr.	10/15/2013	546149	$1,741.58
Robert E. Agnor	10/15/2013	546150	$378.81
Robert L. Yates And	10/15/2013	546151	$4,058
Robert M. Steeg	10/15/2013	546152	$901.11
Robert Marion Allums	10/15/2013	546153	$90.7
Robert Vernon Blakey, Sr.	10/15/2013	546154	$7,762.26
Rock Springs Cemetery	10/15/2013	546155	$2,790.7
Roger Wayne Greer, Jr.	10/15/2013	546156	$72.12
Ronald Dean Freeman	10/15/2013	546157	$71.43
Ronnie Cole	10/15/2013	546158	$2,016.62
Roy Wendell Lester, Sr. &	10/15/2013	546159	$1,134.97
Ruby J. Wilson	10/15/2013	546160	$76.63
Ruby Nell Manning Raven	10/15/2013	546161	$106.33
S&C Properties	10/15/2013	546162	$73.58
Samuel Ray Lavender	10/15/2013	546163	$194.63
Sandra V. Floyd	10/15/2013	546164	$449.38
Sandra Verhalen Skevington	10/15/2013	546165	$149.85
Sharon Fults Non Exempt Trust	10/15/2013	546166	$4,545.82
Sherelyn Roberts	10/15/2013	546167	$70.44
Sherman Perkins	10/15/2013	546168	$80.7
Sherry Jane Youngblood Conrad	10/15/2013	546169	$722.72
Shirley Anne Holm	10/15/2013	546170	$407.33
Shirley Waskom Childs	10/15/2013	546171	$97.33
Sierra Land Services	10/15/2013	546172	$523.08
Simeon Frances Wooten, III	10/15/2013	546173	$258.81
Sonia Williams Babers	10/15/2013	546174	$1,385.89
Southwest Petroleum Co. L.P.	10/15/2013	546175	$319.09
Stacy Ann Glasscock	10/15/2013	546176	$363.42
Stacy Lashune Venable	10/15/2013	546177	$95.78
State Of Texas	10/15/2013	546178	$1,353.03
Stephen G. Verhalen, Jr.	10/15/2013	546179	$1,188.07

MOR-60

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Suanne Niendorff Ferguson	10/15/2013	546180	$66.15
Susan Agnes Toye	10/15/2013	546181	$236.11
Susanna Key Weiser	10/15/2013	546182	$449.37
Susie G. Fults Family Trust	10/15/2013	546183	$6,984.19
Suzanne Verhalen Padgett	10/15/2013	546184	$1,431.39
Sylvia Carrell	10/15/2013	546185	$200.95
Tabrina Manning	10/15/2013	546186	$70.64
The Congregation of Holy Cross	10/15/2013	546187	$1,123.48
The Nancy A. Green Trust	10/15/2013	546188	$108.35
Thelma Lois Veasey	10/15/2013	546189	$91.77
Theola Caveness	10/15/2013	546190	$252.57
Thomas Alan Schaezler	10/15/2013	546191	$862.8
Thomas Fisher Key	10/15/2013	546192	$224.69
Thomas Howard Thigpen	10/15/2013	546193	$497.08
Thomas J. Caveness	10/15/2013	546194	$1,277.65
Thomas Luke Verhalen	10/15/2013	546195	$149.85
Thomas Melvin Adair	10/15/2013	546196	$240.01
Timothy McCoy	10/15/2013	546197	$53.53
Tommy Lee Waskom	10/15/2013	546198	$97.32
Tommy Weems	10/15/2013	546199	$68.94
Tony And Michell Holyfield	10/15/2013	546200	$258.16
Tracy Snyder	10/15/2013	546201	$4,187.09
Travis Park United Methodist	10/15/2013	546202	$253.56
Travis Vernon Fults	10/15/2013	546203	$1,174.3
Troy Cooper	10/15/2013	546204	$74.76
UR Of America LTD, Aka	10/15/2013	546205	$122.74
Velma White	10/15/2013	546206	$91.77
Vernon G. Calvin Jr.	10/15/2013	546207	$1,250.06
Vertice Lee Manning	10/15/2013	546208	$96.71
Vester Lois Manning	10/15/2013	546209	$106.33
W & A Properties, Inc.	10/15/2013	546210	$87.89
Wallace Lee Albrecht Rev Tr	10/15/2013	546211	$96.71
Walter G. Verhalen, III	10/15/2013	546212	$192.75
Walter Harold Fugler	10/15/2013	546213	$67.95
Wanda A. Young	10/15/2013	546214	$64.24
Wanda Joyce McAfee	10/15/2013	546215	$63.72
Ware Development LLC	10/15/2013	546216	$8,551
Wavey T. Lester	10/15/2013	546217	$131.34
Wayne Parks Turney	10/15/2013	546218	$3,796.41

MOR-61

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Wesley J. Manning	10/15/2013	546219	$118.19
Wesley L. Smith, Jr.	10/15/2013	546220	$50.39
Westco Family Ltd Partnership	10/15/2013	546221	$587.88
Willard Banks, Jr.	10/15/2013	546222	$479.94
William C. Sawtelle	10/15/2013	546223	$68.89
William Lee Vick	10/15/2013	546224	$76.60
William M. Huffman	10/15/2013	546225	$1,597.17
William Parks Finley, Sr.	10/15/2013	546226	$62.82
Willie Charles Manning	10/15/2013	546227	$118.18
f/b/o Clarence N. Schwab	10/15/2013	546228	$22,512.2
Missouri State Treasurer	10/29/2013	546777	$9.27
OFFICE OF THE KANSAS STATE	10/29/2013	546778	$371.74
Ohio Dept Of Commerce	10/29/2013	546779	$847.74
Oklahoma State Treasurer	10/29/2013	546780	$9,903.35
State Of LA, Dept Of Treasury	10/29/2013	546781	$5,507.53
1st Church Of Christ Scientist	10/15/2013	546229	$2,049.99
A.G.S. Limited Partnership	10/15/2013	546230	$108.08
A.K. Lacy	10/15/2013	546231	$934.14
ABO Petroleum Corporation	10/15/2013	546232	$10,692.52
Alan M. Villiers	10/15/2013	546233	$328.86
Albert James Williams	10/15/2013	546234	$209.56
Albert Williams	10/15/2013	546235	$151.35
Alfred Cameron Mitchell	10/15/2013	546236	$298.48
Alfred E. Lacy Jr	10/15/2013	546237	$934.14
Alfred F. Daech	10/15/2013	546238	$225.72
Alice Guenther McLean	10/15/2013	546239	$53.02
Alice Jones	10/15/2013	546240	$114.33
Allan John Kasian	10/15/2013	546241	$59.53
Amy Dreyer Blake	10/15/2013	546242	$59.19
Amy P. Evoniuk	10/15/2013	546243	$740.86
Anderson-Taylor Family	10/15/2013	546244	$1,148.6
Andreu Lawrence Wiltse, Jr.	10/15/2013	546245	$1,378.74
Angela Linburg	10/15/2013	546246	$420.89
Anita G. Kuntz	10/15/2013	546247	$1,799.33
Ann Brown Shanks	10/15/2013	546248	$1,262.7
Ann J. Wood	10/15/2013	546249	$330.9
Anne N. Kelly Rev Tr UTA dtd	10/15/2013	546250	$570.71
Annette Luedecke	10/15/2013	546251	$426.01
Annie L. Stiles Annuity Trust	10/15/2013	546252	$486.61

MOR-62

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Annie Marie Thomas	10/15/2013	546253	$240.84
Annie Mosley	10/15/2013	546254	$50.8
Anton & Myrtle C. Kapus	10/15/2013	546255	$276.33
Apex Royalties, Inc.	10/15/2013	546256	$354.98
Armenia Lester Hawkins	10/15/2013	546257	$57.97
Armstrong Minerals, LLC	10/15/2013	546258	$70.43
BP America Production Company	10/15/2013	546259	$4,798.22
BR Royalty LLC	10/15/2013	546260	$1,273.88
Bakken HBT, LP	10/15/2013	546261	$2,518.01
Baldwin Mineral Trust	10/15/2013	546262	$50.06
Barbara Hauck, Indiv/Heir	10/15/2013	546263	$63.39
Barbara Steeg Midlo	10/15/2013	546264	$536.86
Barbara W. Sorenson Rev. Trust	10/15/2013	546265	$369.98
Benigene Hart	10/15/2013	546266	$158.15
Benjamin Lange and Beth Lange	10/15/2013	546267	$3,628.13
Benny (Bernard) Willard	10/15/2013	546268	$55.57
Bernadette Rose Basaraba	10/15/2013	546269	$792.66
Bertha M. Cooper	10/15/2013	546270	$60.22
Beverly A. Hasdorff	10/15/2013	546271	$157.56
Billy Earl Adams	10/15/2013	546272	$91.43
Billy Williams	10/15/2013	546273	$151.35
Black Stone Minerals Co., LP	10/15/2013	546274	$4,761.08
Brad R. Duhon	10/15/2013	546275	$583.3
Braden C. Despot	10/15/2013	546276	$583.30
Brendon Blincoe	10/15/2013	546277	$246.47
Bresco, Inc.	10/15/2013	546278	$564.34
Brett C. Barton	10/15/2013	546279	$191
Bruce Graham Roberts	10/15/2013	546280	$627.68
Bruce Tomchuk	10/15/2013	546281	$74.32
Bryan Tomchuk	10/15/2013	546282	$74.32
Burlington Resources Oil & Gas	10/15/2013	546283	$58,760.21
C. Bradley Wilson Rev. Trust	10/15/2013	546284	$301.6
Caddo Minerals, Inc.	10/15/2013	546285	$51.12
Cade Production LLC	10/15/2013	546286	$3,392.19
Cal Farley's Boys Ranch	10/15/2013	546287	$2,138.21
Canadian Kenwood Company	10/15/2013	546288	$1,632.98
Candyce James Alexander	10/15/2013	546289	$449.11
Candyce W. Evertson	10/15/2013	546290	$766.7
Carl Marks	10/15/2013	546291	$149.36

MOR-63

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Carmona Johnston	10/15/2013	546292	$1,143.19
Carol Ann Hirsch Freirich	10/15/2013	546293	$123.24
Carol Frank	10/15/2013	546294	$859.88
Carol Layman	10/15/2013	546295	$315.97
Carol Worsham	10/15/2013	546296	$107.77
Carolyn F. Underwood	10/15/2013	546297	$215.95
Carolyn Williams	10/15/2013	546298	$151.35
Carter Wooten Rountree	10/15/2013	546299	$184.22
Cathy Cornelius Gaas	10/15/2013	546300	$2,194.71
Cazanne M. Fitterer	10/15/2013	546301	$95.83
Cecil I & Georgine A Murray	10/15/2013	546302	$10,733.34
Cecil Manning	10/15/2013	546303	$50.8
Cerese M. Phillippe	10/15/2013	546304	$95.82
Chad R. Knudtson	10/15/2013	546305	$95.83
Chadwick T. Crist	10/15/2013	546306	$1,143.19
Charlene K. Williams	10/15/2013	546307	$2,938.8
Charles E. Mercer Jr.	10/15/2013	546308	$1,906.63
Charles Turner	10/15/2013	546309	$191.67
Charles Williams	10/15/2013	546310	$151.35
Charline Thompson	10/15/2013	546311	$270.96
Chevron North America	10/15/2013	546312	$301.59
Cheyenne Royalties, LLC	10/15/2013	546313	$497.02
Choctaw Energy Ltd.	10/15/2013	546314	$78.14
Chris T. Bohnet	10/15/2013	546315	$53.94
Christopher J. Evoniuk	10/15/2013	546316	$1,820.03
Christopher Wahus	10/15/2013	546317	$149.77
Clara Lentz Westmoreland	10/15/2013	546318	$419.01
Clear Fork Royalty II, LP	10/15/2013	546319	$79.06
Clifford Cole, Jr.	10/15/2013	546320	$93.27
Coletta Lester Davis	10/15/2013	546321	$57.97
Collin Jones	10/15/2013	546322	$148.4
Collin Serhienko	10/15/2013	546323	$1,112.82
Columbia Enterprises	10/15/2013	546324	$874.96
Come Big or Stay Home, LLC	10/15/2013	546325	$308.84
Connie Schaper	10/15/2013	546326	$1,112.82
ConocoPhillips Company	10/15/2013	546327	$493.61
Constantine G. Romanyshyn	10/15/2013	546328	$59.47
Corley Fam Tr, Trustee o/t	10/15/2013	546329	$113.37
Coronado Resources 2013 LP	10/15/2013	546330	$61.77

MOR-64

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Cowden Capital Investments LP	10/15/2013	546331	$130.36
Craig F. Anderson	10/15/2013	546332	$286.11
D. H. Snyder, IV	10/15/2013	546333	$86
D.J. Stuber Land & Royalty Tr	10/15/2013	546334	$278.17
Dale G. Evoniuk	10/15/2013	546335	$1,144.95
Dale Williston Minerals	10/15/2013	546336	$685.46
Dana D. Reaud c/o	10/15/2013	546337	$93.53
Daniel Finley	10/15/2013	546338	$145.82
Daniel Wayne Williams	10/15/2013	546339	$70.17
Danny Herbert Vokal	10/15/2013	546340	$88.1
Danny Ray Sasser	10/15/2013	546341	$359.48
Darrell Manning	10/15/2013	546342	$50.8
David Dickson Corley	10/15/2013	546343	$113.37
David V. Kubas	10/15/2013	546344	$235.21
David Wahus	10/15/2013	546345	$222.81
Dean & Gail Gudahl Trust	10/15/2013	546346	$292.43
Dean George Murray	10/15/2013	546347	$474.32
Dean Hartman	10/15/2013	546348	$1,151.37
Deborah Lynn Sinclair Caudle	10/15/2013	546349	$209.49
Deborah Shaw Johnson	10/15/2013	546350	$147.17
Dennis Ross Klambach	10/15/2013	546351	$122.07
Denver and Mary Thompson	10/15/2013	546352	$11,001.42
Desert Partners IV, L.P.	10/15/2013	546353	$497.9
Diana Heartsill Young	10/15/2013	546354	$53.02
Dianne Glovatsky	10/15/2013	546355	$215.95
Dianne N. Hancock & J. Wayne	10/15/2013	546356	$230.37
Dickinson St Univ Foundation	10/15/2013	546357	$315.97
Dolores A. Tibiletti	10/15/2013	546358	$426.01
Dolph Crawley	10/15/2013	546359	$158.15
Don J. Kuntz	10/15/2013	546360	$441.29
Don Trotter, et ux	10/15/2013	546361	$152.78
Donald Earle Hudson II	10/15/2013	546362	$61.69
Donald Q. Powell	10/15/2013	546363	$235.81
Donald Wahus	10/15/2013	546364	$891.26
Donald William Basaraba	10/15/2013	546365	$792.66
Donna Marie Long	10/15/2013	546366	$54.65
Dora Mae Whitley	10/15/2013	546367	$75.73
Doris Nann Mercer Chandler &	10/15/2013	546368	$1,906.65
Doristine Milligan	10/15/2013	546369	$71.17

MOR-65

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Dorothy & Philip Jones	10/15/2013	546370	$674.43
Dorothy Gerhardt (Life Tenant)	10/15/2013	546371	$50.06
Douglas Stanley Herring	10/15/2013	546372	$183.46
Dunbar Oil and Gas, Ltd.	10/15/2013	546373	$127.54
E. Baker & Associates	10/15/2013	546374	$68.45
EXCO Operating Company, LP	10/15/2013	546375	$3,989.43
Eagle Oil & Gas Co.	10/15/2013	546376	$80.65
East Texas Oil & Gas Rp.	10/15/2013	546377	$238.15
Eckard Global, LLC	10/15/2013	546378	$651.79
Ed Don Jensen	10/15/2013	546379	$215.16
Edward Brawner	10/15/2013	546380	$322.61
Edward M&Barbara L Anheluk	10/15/2013	546381	$141.80
Edward Manning	10/15/2013	546382	$50.80
Edward P. Stiles u/w/o	10/15/2013	546383	$97.33
Edwin P. Romanyshyn	10/15/2013	546384	$59.47
Elaine Marie Mayer	10/15/2013	546385	$426.01
Elaine Woodley Harris	10/15/2013	546386	$3,066.79
Eleanor J. Basaraba, a widow	10/15/2013	546387	$2,663.33
Elizabeth M. Richter-Chamrad &	10/15/2013	546388	$875.36
Ella Basaraba	10/15/2013	546389	$2,663.33
Ella Mae & Thomas P.	10/15/2013	546390	$334.22
Ella Marie Marshall	10/15/2013	546391	$83.41
Emil A. Anheluk	10/15/2013	546392	$59.08
Emily Bradbury	10/15/2013	546393	$2,225.66
Emma Prokop	10/15/2013	546394	$674.43
Erma C. Williams	10/15/2013	546395	$850.21
Ernest & Karla Akovenko	10/15/2013	546396	$674.44
Estate Of Lavondro K. Morrison	10/15/2013	546397	$1,654.13
Etheldra A. Turner	10/15/2013	546398	$53.92
Eugene W. Schwartzenberger	10/15/2013	546399	$55.57
Eugene Williams, Jr.	10/15/2013	546400	$75.69
Evelyn J. Allram	10/15/2013	546401	$334.22
FIG 2013 Drilling and	10/15/2013	546402	$6,904.03
Faulconer 2004 Ltd. Ptnrship	10/15/2013	546403	$544
Fay Levon Else	10/15/2013	546404	$91.45
Faye Lawler	10/15/2013	546405	$315.97
Fedora Family Mineral Trust	10/15/2013	546406	$215.16
Fergus & Elizabeth Nelson	10/15/2013	546407	$944.72
Fidelity Expl. & Prod. Company	10/15/2013	546408	$3,150.59

MOR-66

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
First Church Of Christ,	10/15/2013	546409	$1,025.01
Flanoy Holden Choate & Annie	10/15/2013	546410	$97.23
Fleischaker Mineral Company,	10/15/2013	546411	$36.02
Florence Rose Hardy	10/15/2013	546412	$174.35
Francis P. Hadlock III, Dcsd.	10/15/2013	546413	$165.97
Francis S. Baldwin Sr. Family	10/15/2013	546414	$5,486.92
Frank A. Clark, Jr.	10/15/2013	546415	$51.12
Frank McMillin Wooten	10/15/2013	546416	$184.22
Frank T. Bruce	10/15/2013	546417	$104.61
Frankie Jackson Nunley	10/15/2013	546418	$90.13
Fred D. Overman	10/15/2013	546419	$583.59
Gadeco, LLC	10/15/2013	546420	$2,406.39
Garrett BTF Minerals, LLC	10/15/2013	546421	$77.21
Gary Cooper	10/15/2013	546422	$60.22
Gary Glovatsky	10/15/2013	546423	$3,126.79
Gary Kornegay	10/15/2013	546424	$286.11
Gayle Hershberger	10/15/2013	546425	$524.51
Gina Harrell	10/15/2013	546426	$75.68
Glenn J. Nichenko	10/15/2013	546427	$340.26
Good Shepherds Royalty Trust	10/15/2013	546428	$277.79
Gordon W. Sangster	10/15/2013	546429	$68.04
Grassy Butte Rural Fire	10/15/2013	546430	$59.04
Harold Lawrence & Vanice	10/15/2013	546431	$153.94
Harold Williams	10/15/2013	546432	$270.38
Haward Manning, Jr.	10/15/2013	546433	$50.8
Heidi C. Barton	10/15/2013	546434	$191
Henry J. and Barbara A. Glick	10/15/2013	546435	$4,972.27
Henry L. Cooper	10/15/2013	546436	$481.75
Henry McCarver	10/15/2013	546437	$213.85
Holt Production, L.L.C.	10/15/2013	546438	$3,392.19
Home on The Range For Boys	10/15/2013	546439	$2,038.26
Homer T. Williams	10/15/2013	546440	$151.35
Horace Manning	10/15/2013	546441	$50.8
Howard Lange	10/15/2013	546442	$3,647.42
Hunt Oil Company	10/15/2013	546443	$423.79
Iowa Holding Company,	10/15/2013	546444	$2,336.61
Irish Oil & Gas Inc.	10/15/2013	546445	$985.48
J. B. Wilson	10/15/2013	546446	$229.63
J. G. & Charlotte C. Thomas	10/15/2013	546447	$105.46

MOR-67

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
J. R. Glennon, Inc.	10/15/2013	546448	$356.56
J.E. Bragg, Jr. and	10/15/2013	546449	$166.76
JJS Working Interests LLC	10/15/2013	546450	$185.46
Jack & Lorene Akovenko	10/15/2013	546451	$674.43
Jackie E. Robinson	10/15/2013	546452	$151.47
Jaco Production Company	10/15/2013	546453	$80.58
Jacob C. Bell Jr	10/15/2013	546454	$13,781.44
Jacqueline Robinson	10/15/2013	546455	$151.35
Jae Holdings, L.L.C.	10/15/2013	546456	$583.3
James B. Crawley Rev. Trust	10/15/2013	546457	$105.46
James E. Whiteside	10/15/2013	546458	$204.14
James Edward Finley, Sr.	10/15/2013	546459	$174.35
James Greg Wren	10/15/2013	546460	$427.52
James L & Elva Lou Johnston	10/15/2013	546461	$3,454.13
James Loot	10/15/2013	546462	$91.45
James Spencer Jones II	10/15/2013	546463	$974.48
James T. Easter & Mickey	10/15/2013	546464	$55.63
Jane F. Fitterer Fam Tr dtd	10/15/2013	546465	$50.06
Jane Katherine Heiser	10/15/2013	546466	$55.57
Jane Meeks Vitrano	10/15/2013	546467	$269.5
Janet Ann Kasian Malkowski c/o	10/15/2013	546468	$53.26
Janet L. Higgins-Jerry	10/15/2013	546469	$215.95
Janice M. Brooks	10/15/2013	546470	$80.7
Janis Goodrich	10/15/2013	546471	$191.67
Jason Wahus	10/15/2013	546472	$149.77
Jeanie H. Westmoreland	10/15/2013	546473	$1,608.16
Jeff F. Haich & Victoria Marie	10/15/2013	546474	$817.43
Jennie Mae Shiner	10/15/2013	546475	$61.77
Jennifer E. Hasdorff	10/15/2013	546476	$74.67
Jeremiah Turner Stallworth	10/15/2013	546477	$113.59
Jerry Alan Jones	10/15/2013	546478	$148.4
Jerry C. Van Wert	10/15/2013	546479	$70.19
Jessica Jaye Hudson	10/15/2013	546480	$61.69
Jo Anne Dixon	10/15/2013	546481	$151.35
Joan Joyce Kadrmas aka Joanne	10/15/2013	546482	$55.57
North Dakota D.H.S.	10/15/2013	546483	$352.96
Joe And Robin Pollani	10/15/2013	546484	$458.15
Joel R. Kay	10/15/2013	546485	$246.47
Joel R. Woodley	10/15/2013	546486	$766.7

MOR-68

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Joetta Mayon Staggers	10/15/2013	546487	$75.73
John Campbell	10/15/2013	546488	$2,667.83
John Francis Van Wert Jr.	10/15/2013	546489	$70.19
John Henry Mitchell	10/15/2013	546490	$171
John M. Hasdorff	10/15/2013	546491	$74.67
John Mosely Newsom	10/15/2013	546492	$1,686.59
John Payton Clark	10/15/2013	546493	$51.12
John Ralph James	10/15/2013	546494	$62.99
John Sinclair	10/15/2013	546495	$209.49
John Todaro And	10/15/2013	546496	$148.35
John W. Mayer	10/15/2013	546497	$426.01
John and Louise Dutchuk	10/15/2013	546498	$1,205.49
Johnnie Roberson	10/15/2013	546499	$50.48
Johnny Ray Williams	10/15/2013	546500	$151.35
Jon A. Kay	10/15/2013	546501	$246.47
Joseph John Magalsky Lvg Tr	10/15/2013	546502	$61.94
Josephine Williams Yancy	10/15/2013	546503	$61.77
Joyce Jeter	10/15/2013	546504	$615.26
Joyce Kostenko	10/15/2013	546505	$153.94
Juaquitta Culton	10/15/2013	546506	$50.48
Judy Harris	10/15/2013	546507	$1,199.01
Jules Talmage Liston	10/15/2013	546508	$117.53
Julie K. Hasdorff	10/15/2013	546509	$74.67
Julie Snyder Diamond	10/15/2013	546510	$79.73
June Jones	10/15/2013	546511	$148.4
Karen K. Green	10/15/2013	546512	$246.47
Kasimer R. Schmalz	10/15/2013	546513	$648.44
Kathy Jo Cline	10/15/2013	546514	$792.66
Kelly D. Robinson, Rev Lvg	10/15/2013	546515	$423.79
Ken E. Herring	10/15/2013	546516	$95.12
Kenneth M. Mayer	10/15/2013	546517	$426.01
Kerry A. Hondl, Trste-Albert &	10/15/2013	546518	$82.58
Kevin & Sonya Hartman	10/15/2013	546519	$1,151.37
Kevin Anderson	10/15/2013	546520	$286.11
Kevin M. Brittner	10/15/2013	546521	$80.43
Kimberley Levine	10/15/2013	546522	$80.43
Kirby L. Dasinger &	10/15/2013	546523	$89.64
Knapp Oil Corporation	10/15/2013	546524	$483.4
Kodiak Oil & Gas (USA) Inc.	10/15/2013	546525	$40,818.82

MOR-69

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Kubas Fam Min Tr dtd 4/10/1980	10/15/2013	546526	$1,646.45
LOMOCO, Inc.	10/15/2013	546527	$51.12
Lacy Properties, LTD.	10/15/2013	546528	$131.64
Lamar Rase	10/15/2013	546529	$315.97
Laura Turner	10/15/2013	546530	$191.67
Lauren Curtis Irv Trust	10/15/2013	546531	$54.14
Laurie H. Pursley	10/15/2013	546532	$74.67
Lavert Williams	10/15/2013	546533	$270.39
Lawrence M. Nilsen	10/15/2013	546534	$570.71
LeRoy Charles Schwartzenberger	10/15/2013	546535	$55.57
Lee Manning	10/15/2013	546536	$50.8
Leonard W. Nichenko	10/15/2013	546537	$337.22
Leslie Crawley Schoenfeld	10/15/2013	546538	$314.94
Linda Puryear Dominick	10/15/2013	546539	$1,124.39
Lisa M. Farnham	10/15/2013	546540	$53.94
Lisa Thomas	10/15/2013	546541	$148.4
Lizzie Lefall Moore	10/15/2013	546542	$786.26
Logan Resources, LLC	10/15/2013	546543	$345.59
Lois E. Basaraba, a widow	10/15/2013	546544	$2,282.86
Lois Helmig	10/15/2013	546545	$1,333.92
Lois Jean Hirsch Luskey	10/15/2013	546546	$123.24
Lonella Leffall	10/15/2013	546547	$457.22
Loretta Akovenko	10/15/2013	546548	$674.43
Lorna Ann Matthiesen	10/15/2013	546549	$293.51
Louis Dorfman	10/15/2013	546550	$66.87
Lucile Knudtson,	10/15/2013	546551	$188.59
Lucille Fields	10/15/2013	546552	$114.31
Lynda Nelson (Kostenko)	10/15/2013	546553	$106.43
MAP2006-OK	10/15/2013	546554	$708.87
MBI Royalties, LLC	10/15/2013	546555	$117.96
Mabel Jean Wilson	10/15/2013	546556	$240.84
Malcolm Evans	10/15/2013	546557	$1,378.73
Map2003-Net	10/15/2013	546558	$204.14
Marcia Jannenga	10/15/2013	546559	$215.95
Marcia N Anderson RevTr UTA	10/15/2013	546560	$570.71
Marco Minerals	10/15/2013	546561	$1,432.45
Margaret Ann Newsom Waits	10/15/2013	546562	$1,799.04
Margaret Irene	10/15/2013	546563	$55.57
Margarita Wilson	10/15/2013	546564	$61.77

MOR-70

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Maribeth Turner	10/15/2013	546565	$191.67
Marion Steeg Bustamante	10/15/2013	546566	$536.86
Marjorie Dale Owen	10/15/2013	546567	$1,475.17
Marjorie Evoniuk, a widow &	10/15/2013	546568	$2,289.91
Mark D. Keys	10/15/2013	546569	$107.77
Marleta Chadwick Trust	10/15/2013	546570	$465.94
Martha Susan White	10/15/2013	546571	$97.21
Martrae L. Poindexter	10/15/2013	546572	$57.97
Marty B. Kuntz-Stiedl	10/15/2013	546573	$330.9
Mary Ann Jennings	10/15/2013	546574	$122.46
Mary Ann Wittinger	10/15/2013	546575	$55.57
Mary Anne Crawley Convis, TTEE	10/15/2013	546576	$105.46
Mary C. Torres	10/15/2013	546577	$74.67
Mary Elizabeth Graves	10/15/2013	546578	$174.35
Mary F. James Mercer	10/15/2013	546579	$768.65
Mary Rose Tomchuk	10/15/2013	546580	$74.32
Maxine Hawes	10/15/2013	546581	$426.01
McCamey Farm & Ranch, L.P..	10/15/2013	546582	$302.93
Melanie Crawford	10/15/2013	546583	$1,124.39
Melba Manning	10/15/2013	546584	$50.8
Michael D. Prokop, a s/m	10/15/2013	546585	$760.95
Michael Davis	10/15/2013	546586	$270.38
Michael Dreyer	10/15/2013	546587	$59.19
Michael E and Connie J Kasian	10/15/2013	546588	$66.14
Michael Marczuk, Indiv/Heir	10/15/2013	546589	$60.07
Michael W. Basaraba	10/15/2013	546590	$380.48
Michael W. Hirsch	10/15/2013	546591	$61.59
Mildred Loot	10/15/2013	546592	$205.76
Millard F. Glover Family Trust	10/15/2013	546593	$50.87
Milton Glovatsky (WI)	10/15/2013	546594	$366.19
Missouri River Royalty Crprtn	10/15/2013	546595	$99.15
Mitchell Dreyer	10/15/2013	546596	$59.19
Monte Sandvick and	10/15/2013	546597	$166.76
Monte Zakopayko	10/15/2013	546598	$680.52
Muriel Whiteside Char Trust	10/15/2013	546599	$408.27
Myco Industries, Inc.	10/15/2013	546600	$420.05
Myron & Sandra Romanyshyn	10/15/2013	546601	$66.07
Myron B. Marks	10/15/2013	546602	$968.81
Myrtle May Gudahl	10/15/2013	546603	$259.94

MOR-71

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
NJ Schank & B Schank Irv Mn Tr	10/15/2013	546604	$940.83
Nancy Cerroni	10/15/2013	546605	$315.97
Nancy Wilson	10/15/2013	546606	$123.33
Narvie McDonald	10/15/2013	546607	$50.48
Neal B. Anderson	10/15/2013	546608	$286.11
Neil W. Mohr and Judith A.	10/15/2013	546609	$153.94
Nell L. Dupriest	10/15/2013	546610	$56.43
Nisku Royalty, LP	10/15/2013	546611	$289.32
Northern Oil & Gas, Inc.	10/15/2013	546612	$30,911.73
O.J. Holt, Jr. And Diane Holt	10/15/2013	546613	$6,135.96
ONRR - Royalty	10/15/2013	546614	$7,582.52
Orville M. Erickson	10/15/2013	546615	$5,486.35
Pamela J. Hartwig	10/15/2013	546616	$1,010.24
Patricia Ann Ramsey	10/15/2013	546617	$165.97
Patricia Emily Horridge	10/15/2013	546618	$370.98
Patricia J. Wilson	10/15/2013	546619	$74.67
Patricia Kay Malkowski, a m/w	10/15/2013	546620	$792.66
Patrick G. Frank and	10/15/2013	546621	$859.88
Patrick Lynn Schwartzenberger	10/15/2013	546622	$55.57
Paul D. Hess	10/15/2013	546623	$74.59
Pearlie H. Cole	10/15/2013	546624	$295.25
Pendleton G. Baldwin Jr.	10/15/2013	546625	$165.97
Penn Royalty Company	10/15/2013	546626	$144.26
Petroleum Investments, Inc.	10/15/2013	546627	$874.96
Phillip Mandel	10/15/2013	546628	$324.21
Pinebough Properties, LTD.	10/15/2013	546629	$116.98
Pittsburgh Corporation Inc.	10/15/2013	546630	$12,302.81
QPC 3, LP	10/15/2013	546631	$1,033.34
RCPTX, LTD.	10/15/2013	546632	$54.84
RSD Holdings, LLC	10/15/2013	546633	$127.53
Red Rocks Company, LLC	10/15/2013	546634	$326.51
Reed/Cunningham LP	10/15/2013	546635	$145.98
Regina Bohnet	10/15/2013	546636	$53.94
Reuben R Paulsen Trustee	10/15/2013	546637	$86.47
Reynolds Drilling Co., Inc.	10/15/2013	546638	$2,662.40
Richard Allen Hatcher	10/15/2013	546639	$64.11
Richard E. Rosengarten	10/15/2013	546640	$246.47
Richard W. Brown	10/15/2013	546641	$420.89
Roadrunner Oil & Gas	10/15/2013	546642	$211.88

MOR-72

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Robbie Lynn Finley	10/15/2013	546643	$174.35
Robert & Josephine Wehrung	10/15/2013	546644	$1,193.70
Robert Sims Blackburn and	10/15/2013	546645	$52.47
Robert T. Kalmbach	10/15/2013	546646	$122.08
Robert and Margie Rather Trust	10/15/2013	546647	$1,020.70
Rockie & Jeanne Kukla	10/15/2013	546648	$1,023.45
Ronald H. Sangster d/b/a	10/15/2013	546649	$68.04
Ronnie Boltz	10/15/2013	546650	$315.97
Roy & Margaret Berryman	10/15/2013	546651	$66.76
Roy G. Barton III	10/15/2013	546652	$191.00
Roy M. Romanyshyn	10/15/2013	546653	$59.47
Roy Michael Basaraba	10/15/2013	546654	$792.66
Royalty Clearinghouse Prtnsp	10/15/2013	546655	$1,036.71
Royce Hargrove Brown	10/15/2013	546656	$1,207.90
Ruby Liston	10/15/2013	546657	$56.43
Ruth E. Geinert	10/15/2013	546658	$3,483.02
Ryan M. and Lisa Kuntz,	10/15/2013	546659	$588.03
S & P Company	10/15/2013	546660	$370.88
SD Resources LTD	10/15/2013	546661	$66.87
SR Royalty LLC	10/15/2013	546662	$348.16
Sally Hesser Bates	10/15/2013	546663	$127.94
Sally Van Wert Satterwhite	10/15/2013	546664	$70.19
Sammie Lester Jr.	10/15/2013	546665	$57.97
Samson Lone Star, LLC	10/15/2013	546666	$562.19
Sandra Byrd	10/15/2013	546667	$1,124.39
Sandra Engler Gerrie	10/15/2013	546668	$5,549.35
Sandra Schaefer	10/15/2013	546669	$674.43
Sandy River Resources, LLC	10/15/2013	546670	$285.79
Sara Jo Englander	10/15/2013	546671	$184.84
Sarah Jean Harper	10/15/2013	546672	$93.66
Sarah Wells Calvert	10/15/2013	546673	$512.37
Scott A. Harris	10/15/2013	546674	$1,199.01
Scott Alan Curtis	10/15/2013	546675	$54.14
Scott Anderson	10/15/2013	546676	$286.11
Shadwell Resources, LLC	10/15/2013	546677	$1,603.43
Shannon M. Fritz	10/15/2013	546678	$441.20
Sharon W. Timmons	10/15/2013	546679	$219.26
Sheila D. Walker	10/15/2013	546680	$2,938.80
Sherran Petroleum LLC	10/15/2013	546681	$345.59

MOR-73

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Shirley A. Mueller,	10/15/2013	546682	$327.18
Singer Bros. LLC	10/15/2013	546683	$2,614.79
Sklarco L.L.C.	10/15/2013	546684	$245.59
Slawson Exploration Co., Inc.	10/15/2013	546685	$469.61
Sool, Ltd.	10/15/2013	546686	$1,033.34
St. Luke's Foundation	10/15/2013	546687	$315.97
State of ND acting by/through	10/15/2013	546688	$18,367.53
State of ND acting by/through	10/15/2013	546689	$3,417.02
Stephanie Klym	10/15/2013	546690	$792.66
Stephanie Lister	10/15/2013	546691	$648.22
Stephen Matt Gose III	10/15/2013	546692	$356.56
Stephen Paul Herring	10/15/2013	546693	$95.12
Steven A. Kuntz	10/15/2013	546694	$441.29
Steven J. Prokop	10/15/2013	546695	$760.95
Strategem Resources, LLC	10/15/2013	546696	$70.43
Susan Ann Williams	10/15/2013	546697	$74.67
Susan Blanchard	10/15/2013	546698	$174.35
Susan Foster	10/15/2013	546699	$293.51
Sylvester E. & Debra K.	10/15/2013	546700	$59.47
T.L. & Betty Bezzerides	10/15/2013	546701	$74.59
Terrence John&Patricia Tomchuk	10/15/2013	546702	$79.27
Terri L. Hasdorff	10/15/2013	546703	$157.56
Terry L. McGowan	10/15/2013	546704	$50.48
Texas-Ellis Properties LTD	10/15/2013	546705	$66.67
The Anthony & Teresa Kessel	10/15/2013	546706	$792.66
The Armstrong Corporation	10/15/2013	546707	$11,993.16
The Gose Family Trust	10/15/2013	546708	$2,498.38
The Judy Tewell Trust	10/15/2013	546709	$370.98
The Olienyk Revoc. Living Tr.	10/15/2013	546710	$2,663.33
The Pfanenstiel Company, LLC	10/15/2013	546711	$2,895.36
Thomas H. Gose	10/15/2013	546712	$354.09
Thomas Kennedy	10/15/2013	546713	$182.57
Timothy Glovatsky	10/15/2013	546714	$230.37
Tina Williams Wilson	10/15/2013	546715	$137.72
Todd Murray	10/15/2013	546716	$474.32
Tomchuk Lvng Tr dtd 1/19/00	10/15/2013	546717	$74.32
Tommy E. Brooks	10/15/2013	546718	$80.70
Tony I. Rambousek Mineral	10/15/2013	546719	$940.83
Toro Energy Holdings II, LP	10/15/2013	546720	$72.62

MOR-74

All Disbursements for the Current Reporting Month

October 2013 Revenue Checks Paid to royalty and working interest owners
PAYEE	DATE	NUMBER	AMOUNT
Traci Ferguson-Hodge	10/15/2013	546721	$257.17
Triple J Investments Inc.	10/15/2013	546722	$199.07
Trust U/W/O Sallie Mcgee Lentz	10/15/2013	546723	$837.97
Valdus Energy, LLC	10/15/2013	546724	$211.88
Vernon L Foster Jr-2001 Dcl of	10/15/2013	546725	$1,125.12
Vernon L. Herring	10/15/2013	546726	$95.12
Victor Kostenko	10/15/2013	546727	$106.43
W. F. Palmer	10/15/2013	546728	$378.59
Wallace J Wock&Virginia B Wock	10/15/2013	546729	$9,969.93
Walta Robin Wynne	10/15/2013	546730	$369.98
William Adams	10/15/2013	546731	$91.43
William Arthur Stern, Jr.	10/15/2013	546732	$246.47
William F. Michaels, Indvly&as	10/15/2013	546733	$1,430.72
William G. Chastain	10/15/2013	546734	$184.99
William J, Jr. & Virginia A.	10/15/2013	546735	$1,190.51
William P. Finley	10/15/2013	546736	$145.82
William W. Curtis	10/15/2013	546737	$314.50
Willie F. Cooper, III	10/15/2013	546738	$60.22
XTO Energy Inc.	10/15/2013	546739	$26,912.64
Yancey/Cunningham Family, LP	10/15/2013	546740	$145.98
Yates Petroleum Corporation	10/15/2013	546741	$21,640.91
Youngblood, Ltd.	10/15/2013	546742	$723.84
Yvonne Wock	10/15/2013	546743	$792.66
Arizona Dept of Revenue	10/29/2013	546782	$1.89
State of Al Treasurer's Office	10/29/2013	546783	$12.37
			$987,052.10

MOR-75

Exhibit V

GMX Bank Reconciliation
Operating Account, Sweep Account & Controlled Disbursements Account
Ending Balance per Bank Statement	$1,939,344
Plus: Total Amount of Outstanding Deposits	—
Minus: Total Amount of Outstanding Checks and Other Debits *	(445,139)
Minus Service Charges	—
Ending Balance per Check Register **(a)	$1,494,205

The summary pages of the Company's three bank statements that make up the total operating accounts are provided below.

MOR-76

Capital One Bank

Cycle Statement
Report Date 11/1/13

GMX RESOURCES, INC
OPERATING ACCOUNT
"DIP" WESTERN DISTRICT OF OKLAHOMA
CASE NO. 13-11456 (SAH)
9400 N BROADWAY SUITE 600
OKLAHOMA CITY OK 73114

ACCOUNT NUMBER [redacted]
BEGINNING 10/01/13
ENDING 10/31/13
ENCLOSURES 0
SPECIAL HANDL
SSN#/TAX ID [redacted]

PAGE 1 OF 12

* * * * * * * * * * * COMMERCIAL CHECKING ACCOUNT SUMMARY * * * * * * * * * * *

PREVIOUS BALANCE		150,000.00		AVG COLL BALANCE
+	65 CREDITS/DEPOSITS	103,860,013.00		149,424.60
-	82 DEBITS/CHECKS	103,849,634.00		YTD INTEREST PAID
-	SERVICE CHARGES	.00		.00
+	INTEREST PAID	.00		
ENDING BALANCE		160,379.00		

DEPOSITS AND OTHER CREDITS

DATE	AMOUNT	TRANSACTION DESCRIPTION		REF NO
10/01	4,492,608.25	ACH deposit	100113	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC	CUST. PRIN CR	
10/01	22,703.51	Customer deposit		22617900
10/01	6.24	ACH deposit	100113	
		SWEEP REPURCHASE INTEREST		065000090000017
		GMX RESOURCES, INC	CUST. INT. CR	
10/02	4,228,237.46	ACH deposit	100213	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC	CUST. PRIN CR	
10/02	83,104.76	Customer deposit		66403485
10/02	5.87	ACH deposit	100213	
		SWEEP REPURCHASE INTEREST		065000090000015
		GMX RESOURCES, INC	CUST. INT. CR	
10/03	3,896,668.31	ACH deposit	100313	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC	CUST. PRIN CR	
10/03	13,965.87	Customer deposit		20370100
10/03	5.41	ACH deposit	100313	
		SWEEP REPURCHASE INTEREST		065000090000017
		GMX RESOURCES, INC	CUST. INT. CR	
10/04	3,327,684.97	ACH deposit	100413	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC	CUST. PRIN CR	
10/04	5,518.74	Customer deposit		20408715
10/04	4.62	ACH deposit	100413	
		SWEEP REPURCHASE INTEREST		065000090000017
		GMX RESOURCES, INC	CUST. INT. CR

MOR-77

Capital One Bank
Commercial Banking Group

MANAGE YOUR CASH
CASH MANAGEMENT | CHECKING | MONEY MARKET | CDs | LOANS

GMX RESOURCES, INC
"DIP" WESTERN DISTRICT OF OKLAHOMA
CASE NO. 13-11456 (SAH)
9400 N. BROADWAY - SUITE 600
OKLAHOMA CITY OK 73114

▸ Contact your Relationship Manager to discuss targeted solutions for your evolving business needs.

ACCOUNT SUMMARY FOR PERIOD OCTOBER 01, 2013 -OCTOBER 31, 2013

Commercial Checking [redacted] **GMX RESOURCES, INC**

Previous Balance 09/30/13	$0.00	Number of Days in Cycle	31
22 Deposits/Credits	$2,666,187.89	Minimum Balance This Cycle	$0.00
1187 Checks/Debits	($2,666,187.89)	Average Collected Balance	$46.00
Service Charges	$0.00		
Ending Balance10/31/13	$0.00		

ACCOUNT DETAIL FOR PERIOD OCTOBER 01, 2013 - OCTOBER 31, 2013

Commercial Checking [redacted] **GMX RESOURCES, INC**

Date	Description	Deposits/Credits	Withdrawals/Debits	Resulting Balance
10/01	Control disbursement funding CAP CD INHOUSE CONT.DISB. 100113 GMX RESOURCES	$174,917.49		$174,917.49
10/01	Check 216581		$103,381.51	$71,535.98
10/01	Check 545596		$16,035.61	$55,500.37
10/01	Check 216634		$9,111.72	$46,388.65
10/01	Check 216624		$6,761.90	$39,626.75
10/01	Check 216635		$6,308.85	$33,317.90
10/01	Check 545363		$4,530.66	$28,787.24
10/01	Check 545198		$4,130.82	$24,656.42
10/01	Check 216609		$3,985.82	$20,670.60
10/01	Check 216649		$3,475.50	$17,195.10
10/01	Check 545586		$2,022.01	$15,173.09
10/01	Check 216644		$1,750.00	$13,423.09
10/01	Check 545147		$1,714.30	$11,708.79
10/01	Check 545744		$1,455.46	$10,253.33
10/01	Check 545778		$1,141.15	$9,112.18
10/01	Check 545591		$1,081.51	$8,030.67
10/01	Check 545707		$906.03	$7,124.64
10/01	Check 545689		$838.69	$6,285.95

Thank you for banking with us.

PAGE 1 OF 40

Branch bank products and services offered by Capital One, N.A.,
Capital One Bank is a trade name of Capital One, N.A.
and does not refer to a separately insured institution,
Member FDIC, © 2013 Capital One, All rights reserved.

MEMBER FDIC
EQUAL HOUSING LENDER

MOR-78

Capital One Bank
Investments Department
P.O. Box 85532
Richmond, VA 23285-5532
(866) 632-8888

GMX RESOURCES, INC
9400 NORTH BROADWAY SUITE 600
OKLAHOMA CITY,OK 73114

ACCOUNT NUMBER [redacted]
CUSTOMER NUMBER [redacted]

OVERNIGHT INVESTMENT RECAP FOR THE MONTH

DATES	YIELD	RATE	REPO/ EURO	INVESTMENT PURCHASE	INTEREST EARNED	INVESTMENT REDEMPTION
10/01/13@ 1	0.0507%	0.0500%	R	4,228,237.46	5.87	4,228,243.33
10/02/13@ 1	0.0507%	0.0500%	R	3,896,668.31	5.41	3,896,673.72
10/03/13@ 1	0.0507%	0.0500%	R	3,327,684.97	4.62	3,327,689.59
10/04/13@ 3	0.0507%	0.0500%	R	3,330,059.29	13.88	3,330,073.17
10/07/13@ 1	0.0507%	0.0500%	R	4,864,338.04	6.76	4,864,344.80
10/08/13@ 1	0.0507%	0.0500%	R	4,772,732.69	6.63	4,772,739.32
10/09/13@ 1	0.0507%	0.0500%	R	4,715,764.79	6.55	4,715,771.34
10/10/13@ 1	0.0507%	0.0500%	R	4,596,994.85	6.38	4,597,001.23
10/11/13@ 4	0.0507%	0.0500%	R	4,591,192.52	25.51	4,591,218.03
10/15/13@ 1	0.0507%	0.0500%	R	6,021,399.94	8.36	6,021,408.30
10/16/13@ 1	0.0507%	0.0500%	R	5,695,264.49	7.91	5,695,272.40
10/17/13@ 1	0.0507%	0.0500%	R	5,783,206.89	8.03	5,783,214.92
10/18/13@ 3	0.0507%	0.0500%	R	5,522,864.84	23.01	5,522,887.85
10/21/13@ 1	0.0507%	0.0500%	R	5,180,007.31	7.19	5,180,014.50
10/22/13@ 1	0.0507%	0.0500%	R	4,526,043.88	6.29	4,526,050.17
10/23/13@ 1	0.0507%	0.0500%	R	4,366,895.40	6.07	4,366,901.47
10/24/13@ 1	0.0507%	0.0500%	R	4,285,355.65	5.95	4,285,361.60
10/25/13@ 3	0.0507%	0.0500%	R	4,182,143.71	17.43	4,182,161.14
10/28/13@ 1	0.0507%	0.0500%	R	4,160,387.11	5.78	4,160,392.89
10/29/13@ 1	0.0507%	0.0500%	R	4,030,134.31	5.60	4,030,139.91
10/30/13@ 1	0.0507%	0.0500%	R	3,745,630.08	5.20	3,745,635.28
10/31/13@ 1	0.0507%	0.0500%	R	1,778,965.42	2.47	1,778,967.89
31 DAY TOTAL:	0.0507%	0.0500%		4,433,731.78	190.90	4,433,922.68

TOTAL INVESTMENT DOLLARS MTD:	97,601,971.95
TOTAL INTEREST EARNED MTD:	190.90
TOTAL INVESTMENT RETURNS MTD:	97,602,162.85

MOR-79

Exhibit VI

Receivables in the Over 90 Days Category

Customer	Receivable Date	Status
Brown Bros. Investment Co.	4/15/2013	Have Contacted; Awaiting Response
Brown Bros. Investment Co.	5/15/2013	Have Contacted; Awaiting Response
Brown Bros. Investment Co.	6/15/2013	Have Contacted; Awaiting Response
Brown Bros. Investment Co.	7/15/2013	Have Contacted; Awaiting Response
Esther M. Aberle	4/15/2013	Have Contacted; Awaiting Response
Esther M. Aberle	5/15/2013	Have Contacted; Awaiting Response
Esther M. Aberle	6/15/2013	Have Contacted; Awaiting Response
Esther M. Aberle	7/15/2013	Have Contacted; Awaiting Response
FIG 2013 Drilling and	6/15/2013	Working with Company; trying to resolve
Frank E. Novy Trust	4/15/2013	Have Contacted; Awaiting Response
Frank E. Novy Trust	5/15/2013	Have Contacted; Awaiting Response
Frank E. Novy Trust	6/15/2013	Have Contacted; Awaiting Response
Hameck Oil Company	7/15/2013	Have Contacted; Awaiting Response
Harvest Oil Company, LLC	4/15/2013	Have Contacted; Awaiting Response
Harvest Oil Company, LLC	5/15/2013	Have Contacted; Awaiting Response
Honcho Energy Operating LLC	4/15/2013	Working with Company; trying to resolve
Honcho Energy Operating LLC	5/15/2013	Working with Company; trying to resolve
Honcho Energy Operating LLC	6/15/2013	Working with Company; trying to resolve
Honcho Energy Operating LLC	7/15/2013	Working with Company; trying to resolve
JJ Oil, LLC	5/15/2013	Have Contacted; Awaiting Response
Jo Ann Paulsen Trust	6/15/2013	Working with Company; trying to resolve
Kim T. Parson	7/15/2013	Need to Contact
LARCO Resources, LLC	4/15/2013	Have Contacted; Awaiting Response
LARCO Resources, LLC	5/15/2013	Have Contacted; Awaiting Response
LARCO Resources, LLC	6/15/2013	Have Contacted; Awaiting Response
LARCO Resources, LLC	7/15/2013	Have Contacted; Awaiting Response
LSM Energy, Inc.	4/15/2013	Have Contacted; Awaiting Response
LSM Energy, Inc.	5/15/2013	Have Contacted; Awaiting Response
LSM Energy, Inc.	6/15/2013	Have Contacted; Awaiting Response
Larry W. Miller	4/15/2013	Have Contacted; Awaiting Response
Larry W. Miller	5/15/2013	Have Contacted; Awaiting Response
Larry W. Miller	6/15/2013	Have Contacted; Awaiting Response
Larry W. Miller	7/15/2013	Have Contacted; Awaiting Response
Loutex Production Company	4/15/2013	Have Contacted; Awaiting Response
Loutex Production Company	5/15/2013	Have Contacted; Awaiting Response

MOR-80

Exhibit VI

Receivables in the Over 90 Days Category

Customer	Receivable Date	Status
Loutex Production Company	6/15/2013	Have Contacted; Awaiting Response
Loutex Production Company	7/15/2013	Have Contacted; Awaiting Response
Maryann Kleban-Shannon	4/15/2013	Working with Company; trying to resolve
Maryann Kleban-Shannon	5/15/2013	Working with Company; trying to resolve
Maryann Kleban-Shannon	6/15/2013	Working with Company; trying to resolve
Maryann Kleban-Shannon	7/15/2013	Working with Company; trying to resolve
Maryann Kleban-Shannon-L.A.	4/15/2013	Working with Company; trying to resolve
Maryann Kleban-Shannon-LA RRP	4/15/2013	Working with Company; trying to resolve
Maryann Kleban-Shannon-LA RRP	5/15/2013	Working with Company; trying to resolve
Maryann Kleban-Shannon-LA RRP	6/15/2013	Working with Company; trying to resolve
Melvin J. Kleban Trust - Log	4/15/2013	Working with Company; trying to resolve
Melvin J. Kleban Trust - Log	5/15/2013	Working with Company; trying to resolve
Melvin J. Kleban Trust - Log	6/15/2013	Working with Company; trying to resolve
Melvin J. Kleban Trust - Log	7/15/2013	Working with Company; trying to resolve
Miller Oil & Gas LLC	4/30/2013	Working with Company; trying to resolve
Miller Oil & Gas LLC	5/31/2013	Working with Company; trying to resolve
Miller Oil & Gas LLC	7/15/2013	Working with Company; trying to resolve
Northern Energy Corporation	4/15/2013	Have Contacted; Awaiting Response
Reynolds Drilling Co., Inc.	4/15/2013	Working with Company; trying to resolve
Stephen A. Park	6/15/2013	Have Contacted; Awaiting Response
TDW, LLC	4/15/2013	Have Contacted; Awaiting Response
XTO Energy Inc.	7/15/2013	Have Contacted; Awaiting Response
Endeavor Pipeline, Inc	4/30/2013	Related Company - No payment required
Endeavor Pipeline, Inc	5/31/2013	Related Company - No payment required
Endeavor Pipeline, Inc	6/30/2013	Related Company - No payment required
Endeavor Pipeline, Inc	7/31/2013	Related Company - No payment required

MOR-81